FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2021
FINANCIAL RISK MANAGEMENT [Abstract]
FINANCIAL RISK MANAGEMENT
34	FINANCIAL RISK MANAGEMENT

The Group’s activities involve principally the use of financial instruments, including derivatives. It also accepts deposits from customers at both fixed and floating rates, for various periods, and invests these funds in high-quality assets. Additionally, it places these deposits at fixed and variable rates with legal entities and individuals, considering the finance costs and expected profitability.

The Group also trades in financial instruments where it takes positions in traded and over-the-counter instruments, derivatives included, to take advantage of short term market movements on securities, bonds, currencies and interest rates.

Given the Group’s activities, it has a framework for risk appetite, a cornerstone of the management. The risk management processes involve continuous identification, measurement, treatment and monitoring. The Group is exposed, principally, to operating risk, credit risk, liquidity risk, market risk, strategic risk and insurance technical risk. Finally, it reports on a consolidated basis the risks to which the Group is exposed.

a)	Risk management structure -

The Board of Directors of the Group and of each subsidiary are ultimately responsible for identifying and controlling risks; however, there are separate independent instances in the major subsidiaries responsible for managing and monitoring risks, as further explained below:

(i)	Group’s Board of Directors -

Credicorp Board of Directors –

The Credicorp Board of Directors is responsible for the overall approach to risk management of Credicorp Ltd., including the approval of its appetite for risk.

Likewise; take knowledge of the level of compliance of the appetite and the level of risk exposure, as well as the relevant improvements in the integral risk management of Grupo Crédito and Subsidiaries of Credicorp (Group).

Grupo Crédito’s Board of Directors –

Grupo Crédito’s Board of Directors is responsible for the general approach to risk management of the Group’s subsidiaries and the approval of the risk appetite levels that it is willing to assume. Furthermore, it approves the guidelines and policies for Integral Risk Management, promotes an organizational culture that emphasizes the importance of risk management, oversees the internal control system and ensures the adequate performance of the Group’s regulatory compliance function.

Group Company Boards -

The Board of each company of the Group is responsible for aligning the risk management established by the Board of Grupo Crédito with the context of each one of them. For that, it establishes a framework for risk appetite, policies and guidelines.

(ii)	Credicorp Risk Committee -

Represents the Credicorp Board of Directors, proposes the levels of risk appetite for Credicorp Ltd. Also, it is aware of the level of compliance of the risk appetite and the level of exposure assumed by Grupo Crédito and Credicorp subsidiaries and the relevant improvements in integral management of risks of said entities.

The Committee will be made up of no less than three directors of Credicorp, at least one of which must be independent. Additionally, the Board of Directors may incorporate as a member one or more directors of Credicorp subsidiaries. Likewise, the coordinator of the Committee will be the Credicorp Risk Manager, with the Internal Audit Manager as an observer member (without voice or vote). Finally, the following officials will attend the sessions as guests, according to the agenda of topics to be discussed and at the invitation of the Coordinator: General Manager, Finance Manager, Manager of the Risk Management Division of BCP, and all those people who criteria assist with the development of the session.

(iii)	Grupo Crédito Risk Committee -

Represents the Board of Grupo Crédito in risk management decision-making. Furthermore, proposes to Grupo Crédito’s Board of Directors the levels of risk appetite. This Committee defines the strategies used for the adequate management of the different types of risks and the supervision of risk appetite. In addition to it, the establishing of principles, policies and general limits.

The Risk Committee is presided by no less than three Board members of Grupo Crédito, at least one of which must be independent. Additionally, the Board of Directors may incorporate as a member one or more directors of the Group. Likewise, the coordinator of the Committee will be the Grupo Crédito Risk Manager, with the Internal Audit Manager as an observer member (without voice or vote). Finally, the following officials will attend the sessions as guests, according to the agenda of topics to be discussed and at the invitation of the Coordinator: General Manager, Finance Manager, Manager of the Risk Management Division of BCP, and all those people who criteria assist with the development of the session.

In addition to effectively managing all the risks, the Grupo Crédito Risk Committee is supported by the following committees which report periodically on all relevant changes or issues relating to the risks being managed:

Corporate credit Risk Committees (retail and non-retail)-

The Corporate credit Risk Committees (retail and non-retail) are responsible for reviewing the tolerance level of the credit risk appetite, the limits of exposure and the actions for the implementation of corrective measures, in case there are deviations. In addition, they propose credit risk management norms and policies within the framework of governance and the organization for the integral management of credit risk. Furthermore, they propose the approval of any changes to the functions described above and important findings to the Grupo Crédito Risk Committee.

Corporate Treasury and ALM (Asset Liability Management) Risk Committee -

The corporate Treasury and ALM Risk Committee are responsible for analyzing and proposing the corporate objectives, guidelines and policies for Treasury Risk Management and ALM of all the companies of the Group. As well as, monitoring the indicators and limits of the Group market risk appetite and each of the companies of the Group. Further, they are responsible of be aware of the actions for the implementation of the corrective measures if there are deviations from appetite levels and risk tolerance assumed by the companies of Group. Furthermore, they are responsible for proposing the approval of any changes in the functions described above and for reporting any findings to the Grupo Crédito Risk Committee.

Corporate Model Risk Committee –

The Corporate Model Risk Committee is responsible for analyzing and proposing the actions corrections in case there are deviations with respect to the degrees of exposure assumed in the Appetite for Model Risk. Likewise, it proposes the creation and/or modification of the government for model risk management, monitoring compliance with the same. The Model Risk Committee monitors the Group’s data and analytical strategy and the health status of the model portfolio. They are also responsible to inform the Committee of Grupo Crédito Risks on exposures, related to model risk, which involve variations in the risk profile.

Corporate Operational Risk Methodology Committee -

The Corporate Methodological Committee of Operational Risk has as main responsibilities to review the main indicators of Operational Risk of the companies of the Credicorp Group, as well as the progress of the methodologies deployed for Operational Risk and Business Continuity. Likewise, share best practices regarding the main challenges faced by Group companies.

(iv)	Central Risk Management of Credicorp -

The Central Risk Management of Credicorp informs the Credicorp Risk Committee of the level of compliance of the risk appetite and the level of exposure assumed by Grupo Crédito and Credicorp subsidiaries. Likewise, it reports the relevant improvements in the integral risk management of Grupo Crédito and Credicorp subsidiaries. In addition, it proposes to the Credicorp Risk Committee the risk appetite levels for Credicorp Ltd.

(v)	Central Risk Management of Grupo Crédito -

The Central Risk Management is responsible for the implementation of policies, procedures, methodologies and the actions to be taken to identify, measure, monitor, mitigate, report and control the different types of risks to which the Group is exposed. In addition, it is responsible for participating in the design and definition of the strategic plans of the business units to ensure that they are aligned within the risk parameters approved by the Grupo Crédito Board of Directors. Likewise, it disseminates the importance of adequate risk management, specifying in each of the units, the role that corresponds to them in the timely identification and definition of the corresponding actions.

The units of the Central Risk Management that manage risk at the corporate level are the following:

Credit Division -

The Credit Division proposes credit policies and evaluation criteria and credit risk management that the Group assumes with segment customers wholesaler. Evaluate and authorize loan proposals until their autonomy and propose their approval to the higher instances for those that exceed it. These guidelines are established on the basis of the policies set by the Grupo Crédito Board, respecting the laws and regulations in force. In addition, it assesses the evolution of the risk of wholesale clients and identifies problematic situations, taking actions to mitigate or resolve them.

Risk Management Division -

The Risk Management Division is responsible for ensuring that risk management directives and policies comply with the established by the Board of Directors. In addition, it is responsible for supervising the process of risk management and for coordinating with the companies of Credicorp involved in the whole process, promoting homogeneous risk management and aligned with the best practices. It also has the task of informing the Board of Directors regarding: global exposure and by type of risk, as well as the specific exposure of each Group company.

Retail Banking Risk Division -

The Retail Banking Risk Division is responsible for managing the risk profile of the retail portfolio and developing credit policies that are in accordance with the guidelines and risk levels established by Grupo Crédito’s Board of Directors. Likewise, it participates in the definition of products and campaigns aligned to these policies, as well as in the design, optimization and integration of credit evaluation tools and income estimation for credit management.

Non-financial Risks Division -

The Non-financial Risks Division is responsible for defining a non-financial risks strategy aligned with the objectives and risk appetite set by the Board of Grupo Crédito. This strategy seeks to strengthen the management process, generate synergies, optimize resources and achieve better results among the units responsible for managing non-financial risks in the Group. Additionally, in order to achieve the objectives defined in the non-financial risks strategy, the Division is responsible for promoting risk culture, developing talent, defining indicators and generating and following-up strategic projects and initiatives.

The Non-Financial Risks Division is made up of the following areas: Cybersecurity Area Management, Corporate Security Area Management, Operational Risk Management Area Management, and the Digital Risk Project Management Office.

(vi)	Internal Audit Division and Compliance Division -

The Audit Division is in charge of monitoring on an ongoing basis the effectiveness and efficiency of the risk management function in the Group, verifying compliance with regulations, policies, objectives and guidelines set by the Board of Directors. On the other hand, it evaluates sufficiency and integration level of Group’s information and database systems. Finally, it ensures that independence is maintained between the functions of the risk management and business units, for each of the Group’s companies.

The Corporate Compliance and Ethics Division reports to the Board of Directors and is responsible for providing corporate policies to ensure that Group companies specifically comply with regulations that specified them, and the guidelines established in the Code of Ethics.

b)	Risk measurement and reporting systems -

The risk is measured according to models and methodologies developed for the management of each type of risk. Risk reports that allow to monitor at the level added and detailed the different types of risks of each company which is exposed. The system provides the facility to meet the appetite review needs by risk requested by the committees and areas described above; as well as comply with regulatory requirements.

c)	Risk mitigation -

Depending on the type of risk, mitigating instruments are used to reduce its exposure, such as guarantees, derivatives, controls and insurance, among others. Furthermore, it has policies linked to risk appetite and established procedures for each type of risk.

The Group actively uses guarantees to reduce its credit risks.

d)	Risk appetite -

Based on corporate risk management, Grupo Crédito’s Board of Directors approves the risk appetite framework to define the maximum level of risk that the organization is willing to take as it seeks its strategic and financial objectives, maintaining a corporate vision in individual decisions of each entity. This Risk Appetite framework is based on “core” and specific metrics:

“Core” metrics are intended to preserve the organization’s strategic pillars, defined as solvency, liquidity, profit and growth, income stability and balance sheet structure.

Specific metrics objectives are intended to monitor on a qualitative and quantitative basis the various risks, to which the Group is exposed, as well as defining a tolerance threshold of each of those risks, so the risk profile set by the Board is preserved and any risk focus is anticipated on a more granular basis.

Risk appetite is instrumented through the following elements:

-	Risk appetite statement: Establishes explicit general principles and the qualitative declarations which complement the risk strategy.

-	Metrics scorecards: These are used to define the levels of risk exposure in the different strategic pillars.

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Limits: Allows control over the risk-taking process within the tolerance threshold established by the Board. They also provide accountability for the risk-taking process and define guidelines regarding the target risk profile.

-	Government scheme: Seeks to guarantee compliance of the framework through different roles and responsibilities assigned to the units involved.

The appetite is integrated into the processes of strategic and capital guidelines, as well as in the definition of the annual budget, facilitating the strategic decision making of the organization.

e)	Risk concentration -

Concentrations arise when a reduced and representative number of all of the counterparties of the Group are engaged in similar business activities, or activities in the same geographic region, or have similar economic and political conditions among others.

In order to avoid excessive concentrations of risk, the policies and procedures include specific guidelines and limits to guarantee a diversified portfolio.

34.1	Credit risk -

a)
The Group takes on exposure to credit risk, which is the probability of suffering losses caused by debtors or counterparties failing to comply with payment obligations in on or off the balance sheet exposures.

Credit risk is the most important risk for the Group’s business; therefore, Management carefully manages its exposure to credit risk. Credit exposures arise principally from lending activities that lead to direct loans; they also result from investment activities. There is also credit risk in off-balance sheet financial instruments, such as contingent credits (indirect loans and due from customers on acceptances), which expose Credicorp to risks similar to direct loans. Likewise, credit risk arises from derivative financial instruments that present positive fair values. Finally, all exposure to credit risk (direct or indirect) is mitigated by the control processes and policies.

As part of managing this type of risk, provisions for impairment of its portfolio are assigned as of the date of the statement of financial position.

Credit risk levels are defined based on risk exposure limits, which are frequently monitored. Said limits are established in relation to one borrower or group of borrowers, geographical and industry segments. Furthermore, the risk limits by product, industry sector and by geographical segment are approved by the Risk Committee of Credicorp.

Exposure to credit risk is managed through regular analysis of the ability of debtors and potential debtors to meet interest and principal repayment obligations and by changing the credit limits when it is appropriate. Other specific control measures are outlined below:

(i)	Collateral -

The Group employs a range of policies and practices to mitigate credit risk. The most traditional of these is collateralization which is common practice. The Group implements guidelines on the acceptability of specific classes of collateral or credit risk mitigation. The main types of collateral obtained are as follows:

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For loans and advances, collateral includes, among others, mortgages on residential properties; liens on business assets such as plants, inventory and accounts receivable; and liens on financial instruments such as debt securities and equity securities.

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Long-term loans and financing to corporate entities are generally guaranteed. Loans to micro business generally have no collateral. In order to minimize credit loss, the Group will seek additional collateral from the counterparty as soon as impairment indicators arise.

-	For repurchase agreements and securities lending, collateral consists of fixed income instruments, cash and loans.

Collateral held as security for financial assets other than loans is determined by the nature of the instrument. Debt securities, treasury and other eligible bills are generally unsecured, with the exception of assets backed securities and similar instruments, which are secured by portfolios of financial instruments.

Management monitors the market value of collateral, requests additional collateral in accordance with the underlying agreement, and monitors the market value of collateral obtained during its review of the adequacy of the allowance for impairment losses. As part of the Group’s policies, the recovered goods are sold in seniority order. The proceeds of the sale are used to reduce or amortize the outstanding credit. In general, the Group does not use recovered assets for its operational purposes.

(ii)	Derivatives -

The amount subject to credit risk is limited to the current and potential fair value of instruments that are favorable to the Group (fair value is positive). In the case of derivatives this is only a small fraction of the contract, or notional values used to express the volume of instruments outstanding. This credit risk exposure is managed as a portion of the total credit limits with customers, together with potential exposures from market movements. Collateral or other security is not usually obtained for this type of risk exposure.

(iii)	Credit-related commitments -

The primary purpose of these instruments is to ensure that funds are available to a customer as required. Guarantees and letters of credit have the same credit risk as direct loans. Documentary and commercial letters of credit - which are written undertakings by the Group on behalf of a customer authorizing a third party to draw drafts on the Group up to a stipulated amount under specific terms and conditions - are collateralized by the underlying shipments of goods to which they relate and therefore have less risk than a direct loan. The Group has no mandatory commitments to extend credit.

b)
The maximum exposure to credit risk as of December 31, 2021 and 2020, before the effect of mitigation through any collateral, is the carrying amount of each class of financial assets indicated in Notes 34.10(a), 34.10(b) and the contingent credits detailed in Note 21(a).

Management is confident of its ability to continue controlling and maintaining minimal credit risk exposure within the Group, considering both its loan and securities portfolio.

c)	Credit risk management for loans -

Credit risk management is mainly based on the rating and scoring internal models of each company of the Group. In Credicorp, quantitative and qualitative analysis are made for each client, regarding their financial position, credit behavior in the financial system and the market in which they operate or are located. This analysis is carried out continuously to characterize the risk profile of each operation and client with a credit position in the Group.

In the Group, a loan is internally classified as past due according to three criteria: the number of days past due based on the contractually agreed due date, the subsidiary and the type of credit. The detail is shown below:

–	Banco de Crédito del Perú, Mibanco y Solución Empresa Administradora Hipotecaria internally classify a loan as past due

-	For corporate, large and medium companies, when it has more than 15 days in arrears.

-	For small and microbusiness when it has more than 30 days in arrears.

-	For overdrafts when it has more than 30 days in arrears.

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For consumer, mortgage and leasing operations, installments are internally classified as past due when they are between 30 and 90 days in arrears; after 90 days, the pending loan balance is considered past due.

–	Mibanco Colombia internally classifies a loan as past due:

-	For commercial loans when it has more than 90 days in arrears.

-	For microbusiness loans when it has more than 60 days in arrears.

-	For consumer loans when it has more than 60 days in arrears.

-	For mortgage loans when it has more than 30 days in arrears.

–	Atlantic Bank Corp. internally classifies a loan as past due when it has 1 or more days in arrears.

–	Banco de Crédito de Bolivia internally classifies a loan as past due when it has 30 or more days in arrears.

Estimate of the expected credit loss -

The measurement of the expected credit loss is based on the product of the following risk parameters: (i) probability of default (PD), (ii) loss given default (LGD), and (iii) exposure at default (EAD); discounted at the reporting date using the effective interest rate. The definition of the parameters is presented below:

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Probability of default (PD): this is a measurement of credit rating given internally to a client, designed to estimate their probability of default within a specific time horizon. The process of obtaining the PD is carried out through scoring and rating tools.

The Group considers that a financial instrument is in default if it meets the following conditions, according to the type of asset:

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Consumer products, credit card and SME: if the client, at some certain point, presents arrears equal to or greater than 60 days and/or has operations that are refinanced, restructured, in pre-judicial, judicial proceedings or written off.

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Mortgage products: if the client, at some certain point, presents arrears equal to or greater than 120 days and/or has operations that are refinanced, restructured, in pre-judicial, judicial proceedings or written off.

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Commercial products: if the client, at some certain point, is in the Collections portfolio, or has a risk classification of Deficient, Doubtful or Loss, or has operations that are refinanced, in pre-judicial, judicial proceedings or written off. Also, a client can be considered as default if it shows signs of significant qualitative impairment.

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Investments: if the instrument has a default rating according to external rating agencies such as Fitch, Standard & Poor’s or Moody’s, or if it has an indicator of arrears equal to or greater than 90 days. In addition, an issuer can be considered as default if it shows signs of significant qualitative impairment or if it is in default according to the definition for Commercial products. When an issuer is classified as default, all its instruments are also classified as Default, that is, in stage 3.

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Loss given default (LGD): this is a measurement which estimates the severity of the loss that would be incurred at the time of the default. It has two approaches in the estimate of the severity of the loss, according to the stage of the client:

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LGD workout: this is the real loss of the clients that arrived at the stage of default. The recoveries and costs of each one of the operations are used to calculate this parameter (includes open and closed recovery processes).

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LGD ELBE (expected loss best estimate): this is the loss of the contracts in a default situation based on the time in arrears of the operation (the longer the operation is in default, the greater will be the loss).

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Exposure at default (EAD): this is a measurement which estimates the exposure at the time of the client’s default, considering changes in future exposure, for example, in the case of prepayments and/or greater utilization of unused credit lines.

The estimate of the risk parameters considers information regarding the actual conditions, as well as the projections of future macroeconomic events and conditions in three scenarios (base, optimistic and pessimistic), which are weighted to obtain the expected credit loss.

The fundamental difference between the expected credit loss of a loan allocated in stage 1 and stage 2 is the PD’s time horizon. The estimates in stage 1 use a PD with a maximum time horizon of 12 months, while those in stage 2 use a PD measured for the remaining lifetime of the instrument. The estimates in stage 3 are carried out based on an LGD “best estimate”.

For those portfolios that are not material and/or do not have specific credit scoring models, the option was to extrapolate the expected credit loss ratio of portfolios with comparable characteristics.

The main methodological calibrations made in the internal credit risk models during 2021 were:

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PD models: we evaluated if the adjustments implemented during the first wave of COVID-19 and the measurement of credit risk given the subsequent aids implemented by the Government and the Group were still appropriate; particularly in a context where those aids had already expired (or were never given) and we had observed enough payment behavior.

Therefore, we began again to use actual customer payment records to measure credit risk in some segments. First, in Consumer loans, and then in the Mortgage and SME segments, also considering the additional political uncertainty. BCP ended 2021 with models in which more than 90% of the retail portfolio and around two thirds of the SME portfolio (without considering Reactiva Perú loans) is calibrated using historical default rates.

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LGD models: we evaluated whether the assumptions implemented during 2020 were still adequate. In this sense, given that the payment behavior was better than expected, we adjusted the roll rates in all segments; but we kept the assumptions on the evolution of real estate prices in the future, because we expect a less dynamic macroeconomic environment in the coming years.

Prospective information -

The measurement of the expected credit loss for each stage and the evaluation of significant increase in credit risk consider information on previous events and current conditions, as well as reasonable projections based on future events and economic conditions.

For the estimate of the risk parameters (PD, LGD, EAD), used in the calculation of the expected credit loss in stages 1 and 2, the significance of the macroeconomic variables (or their variations) that have the greatest influence on each portfolio was tested. Each macroeconomic scenario used in the estimate of the expected credit loss considers projections of relevant macroeconomic variables, such as the gross domestic product (GDP), employment, terms of trade, inflation rate, among others, for a period of 3 years and a long-term projection.

The expected credit loss for stages 1, 2 and 3 is a weighted estimate that considers three future macroeconomic scenarios (base, optimistic and pessimistic). These scenarios, as well as the probability of occurrence of each one, are projections provided by the internal team of Economic Studies and approved by the Senior Management. The scenario design is revised quarterly. All the scenarios considered apply to the portfolios subject to expected credit loss with the same probabilities.

Changes from one stage to another

The classification of an instrument as stage 1 or stage 2 depends on the concept of “significant increase in credit risk” at the reporting date compared to the origin date. This classification is updated monthly. As the IFRS 9 states, this classification depends on the following criteria:

-	An account is classified in stage 2 if it has more than 30 days in arrears.

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Additionally, significant risk thresholds were established based on absolute and relative thresholds that depend on the risk level in which the instrument was originated. The thresholds differ for each of the portfolios considered.

-	Additional qualitative reviews are carried out based on the risk segmentation used in the management of Retail Banking and an individual review is carried out in Wholesale Banking.

Additionally, all those accounts classified as default at the reporting date, according to the definition used by the Group, are considered as stage 3.

Evaluations of significant increase in credit risk from initial recognition and credit impairment are carried out independently on each reporting date. Assets can be moved in both directions from one stage to another; in this sense, a financial asset that migrated to stage 2 will return to stage 1 if its credit risk did not increase significantly from its initial recognition until a subsequent reporting period. Likewise, an asset that is in stage 3 will return to stage 2 if the asset is no longer considered to be impaired.

Expected life -

For the instruments in stage 2 or 3, the allowance for loan losses will cover the expected credit loss during the expected time of the remaining lifetime of the instrument. For most instruments, the expected life is limited to the remaining contractual life, adjusted by expected anticipated payments. In the case of revolving products, a statistical analysis was carried out to determine what would be the expected life period.

The following is a summary of the direct credits classified into three important groups and their respective allowance for loan losses for each type of loan; it is important to note that impaired loans are loans in default that are in stage 3. Additionally, it should be noted that, in accordance with IFRS 7, the total balance of the loan is considered overdue when the debtor has failed to make a payment at its contractual maturity.

(i)	Loans neither past due nor impaired, which comprise those direct loans which currently do not have characteristics of delinquency and which are not in default.
(ii)	Past due but not impaired loans, which comprise all of the direct loans of customers who are not in default but have failed to make a payment at its contractual maturity, according to IFRS 7.
(iii)	Impaired loans, those direct loans considered to be in stage 3 or default, as detailed in note 34.1(c).

	2021				2020
Commercial loans	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Neither past due nor impaired	69,831,342	8,987,668	–	78,819,010	66,039,657	8,159,561	–	74,199,218
Past due but not impaired	542,210	739,183	–	1,281,393	371,432	266,533	–	637,965
Impaired	–	–	6,906,547	6,906,547	–	–	5,062,586	5,062,586
Gross	70,373,552	9,726,851	6,906,547	87,006,950	66,411,089	8,426,094	5,062,586	79,899,769
Less: Allowance for loan losses	554,018	636,875	2,206,979	3,397,872	717,445	659,272	1,755,096	3,131,813
Total, net	69,819,534	9,089,976	4,699,568	83,609,078	65,693,644	7,766,822	3,307,490	76,767,956

Residential mortgage loans	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Neither past due nor impaired	18,446,261	1,466,878	–	19,913,139	17,760,423	1,069,247	–	18,829,670
Past due but not impaired	255,928	291,247	–	547,175	303,647	291,165	–	594,812
Impaired	–	–	1,371,146	1,371,146	–	–	1,143,896	1,143,896
Gross	18,702,189	1,758,125	1,371,146	21,831,460	18,064,070	1,360,412	1,143,896	20,568,378
Less: Allowance for loan losses	76,706	97,388	800,639	974,733	160,945	109,666	638,845	909,456
Total, net	18,625,483	1,660,737	570,507	20,856,727	17,903,125	1,250,746	505,051	19,658,922

Microbusiness loans	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Neither past due nor impaired	10,616,608	8,349,028	–	18,965,636	11,494,102	7,936,951	–	19,431,053
Past due but not impaired	134,473	576,320	–	710,793	64,318	522,530	–	586,848
Impaired	–	–	1,906,172	1,906,172	–	–	1,972,003	1,972,003
Gross	10,751,081	8,925,348	1,906,172	21,582,601	11,558,420	8,459,481	1,972,003	21,989,904
Less: Allowance for loan losses	434,049	625,252	1,148,629	2,207,930	568,588	1,118,054	1,406,014	3,092,656
Total, net	10,317,032	8,300,096	757,543	19,374,671	10,989,832	7,341,427	565,989	18,897,248

Consumer loans	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Neither past due nor impaired	11,870,584	2,718,498	–	14,589,082	9,891,072	2,324,121	–	12,215,193
Past due but not impaired	104,821	202,577	–	307,398	102,003	260,839	–	362,842
Impaired	–	–	1,099,328	1,099,328	–	–	1,627,739	1,627,739
Gross	11,975,405	2,921,075	1,099,328	15,995,808	9,993,075	2,584,960	1,627,739	14,205,774
Less: Allowance for loan losses	317,595	637,762	941,416	1,896,773	415,223	974,113	1,375,499	2,764,835
Total, net	11,657,810	2,283,313	157,912	14,099,035	9,577,852	1,610,847	252,240	11,440,939

Consolidated of loans	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Total gross direct loans, Note 7(a)	111,802,227	23,331,399	11,283,193	146,416,819	106,026,654	20,830,947	9,806,224	136,663,825
Total allowance for loan losses, Note 7(a)	1,382,368	1,997,277	5,097,663	8,477,308	1,862,201	2,861,105	5,175,454	9,898,760
Total net direct loans	110,419,859	21,334,122	6,185,530	137,939,511	104,164,453	17,969,842	4,630,770	126,765,065
The general explanation of the variations in the allowance for loan losses is found in note 7(c).

At Credicorp, we separate renegotiated loans into two groups, focusing on operations that have suffered a significant increase in credit risk since their disbursement, which has generated modifications to the original loan agreement. Both groups are defined below:

-	Refinanced loans: are those loans that have undergone modifications in the initial loan agreement (term and interest rate), according to the accounting definition.

-
Renegotiated loans due to the COVID-19 pandemic: are those loans for which, due to the pandemic, the SBS and other local regulators have established that certain benefits be granted, and that Credicorp has also voluntarily granted to its clients (grace periods, debt consolidation, etc.), which were not in the initial credit agreements.

Below is the amount of gross portfolio balance and allowance for loan losses for Credicorp’s renegotiated loans. The presentation is made for each of the two groups defined above and by opening the balances by stage. It should be noted that for the construction of the tables, the information of the three subsidiaries that concentrate more than 95.0 percent of the balance of renegotiated loans (BCP, Mibanco and BCB) has been considered.

As of December 31, 2021, and 2020, renegotiated loans and their expected credit loss are composed as follows:

	2021		2020
	Refinanced loans	Allowance for loan losses	Refinanced loans	Allowance for loan losses
	S/(000)	S/(000)	S/(000)	S/(000)

Stage 1	60,420	1,097	111,638	5,063
Stage 2	44,861	10,617	33,406	6,864
Stage 3	1,681,057	936,994	1,523,285	873,216
Total	1,786,338	948,708	1,668,329	885,143

	2021		2020
	Renegotiated loans COVID	Allowance for loan losses	Renegotiated loans COVID	Allowance for loan losses
	S/(000)	S/(000)	S/(000)	S/(000)

Stage 1	10,747,826	178,357	20,555,760	591,306
Stage 2	5,440,274	666,092	8,679,864	1,867,300
Stage 3	2,752,914	1,567,504	2,319,279	1,389,257
Total	18,941,014	2,411,953	31,554,903	3,847,863

The detail of the gross amount of impaired direct loans by type of loan, together with the fair value of the related collateral and the amounts of its allowance for loan losses, are as follows:

	2021					2020
	Commercial loans	Residential mortgage loans	Microbusiness loans	Consumer loans	Total	Commercial loans	Residential mortgage loans	Microbusiness loans	Consumer loans	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Impaired loans	6,906,547	1,371,146	1,906,172	1,099,328	11,283,193	5,062,586	1,143,896	1,972,003	1,627,739	9,806,224
Fair value of collateral	6,298,966	1,181,979	486,477	279,861	8,247,283	4,414,346	975,834	433,151	233,665	6,056,996
Allowance for loan losses	2,206,979	800,639	1,148,628	941,416	5,097,662	1,755,096	638,845	1,406,014	1,375,499	5,175,454

On the other hand, the breakdown of direct loans classified by maturity is shown below, according to the following criteria:

(i)	Current loans, which comprise those direct loans which do not currently have characteristics of delinquency, nor are they in default or stage 3, according to the rules of IFRS 9.
(ii)	Current but impaired loans, which comprise those direct loans which do not currently have characteristics of delinquency, but are in default or stage 3, according to IFRS 9.
(iii)
Loans with payment delay of one day or more but that are not past due according to our internal guidelines, which comprise those direct loans of customers who have failed to make a payment at its contractual maturity, that is, with at least one day past-due. However, the days of delinquency are insufficient to be considered as past due under the Group’s internal criteria.

(iv)	Past due loans under internal criteria.

The total of the concepts: loans with a delay of payment from the first day and the amounts of the internal overdue loans reflect the totality of “past due” loans consistent with IFRS 7.

	2021						2020
	Current loans	Current but impaired loans	Loans with delays in payments of one day or more but not considered internal overdue loans	Internal overdue loans	Total	Total past due under IFRS 7	Current loans	Current but impaired loans	Loans with delays in payments of one day or more but not considered internal overdue loans	Internal overdue loans	Total	Total past due under IFRS 7
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
												S/(000)
Neither past due nor impaired	132,273,846	–	–	13,022	132,286,868	13,022	124,673,296	–	–	1,837	124,675,133	1,837
Past due but not impaired	–	–	2,400,329	446,429	2,846,758	2,846,758	-	–	1,824,361	358,107	2,182,468	2,182,468
Impaired debt	–	5,357,744	822,461	5,102,988	11,283,193	5,925,449	–	4,860,127	620,472	4,325,625	9,806,224	4,946,097
Total	132,273,846	5,357,744	3,222,790	5,562,439	146,416,819	8,785,229	124,673,296	4,860,127	2,444,833	4,685,569	136,663,825	7,130,402

The classification of loans by type of loan and maturity is as follows:

	2021					2020
	Current loans	Current but impaired loans	Loans with delays in payments of one day or more but not considered internal overdue loans	Internal overdue loans	Total	Current loans	Current but impaired loans	Loans with delays in payments of one day or more but not considered internal overdue loans	Internal overdue loans	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Commercial loans	78,815,254	3,627,246	1,362,487	3,201,963	87,006,950	74,198,117	3,117,851	683,060	1,900,741	79,899,769
Residential mortgage loans	19,913,139	581,358	731,821	605,142	21,831,460	18,828,934	376,053	744,339	619,052	20,568,378
Microbusiness loans	18,956,460	524,064	683,183	1,418,894	21,582,601	19,431,050	683,370	520,062	1,355,422	21,989,904
Consumer loans	14,588,993	625,076	445,299	336,440	15,995,808	12,215,195	682,853	497,372	810,354	14,205,774
Total	132,273,846	5,357,744	3,222,790	5,562,439	146,416,819	124,673,296	4,860,127	2,444,833	4,685,569	136,663,825

The expected credit loss for direct loans, indirect loans and due from customers on banker’s acceptances is a weighted estimate of three macroeconomic scenarios: base, optimistic and pessimistic, that are based on macroeconomic projections provided by the internal team of Economic Studies and approved by Senior Management. In each scenario, the Group bases itself on a wide variety of prospective information such as economic inputs, including the growth of the gross domestic product (GDP), employment, terms of trade, inflation rate, among others.

Macroeconomic scenario -

The expected credit loss is a weighted estimate of three macroeconomic scenarios: base, optimistic and pessimistic, that are calculated with macroeconomic projections provided by the internal team of Economic Studies and approved by the Senior Management. The local and international information flows available during the analysis period are used to feed projections, which reflect the fact that Perú is a small and open economy, and in this context approximately 60.0 percent of the volatility in economic growth is driven by external factors, including terms of trade, the growth of Peru’s trading partners and the external interest rates. Information on each of these factors is gathered to construct each scenario for the next three years.

The variables mentioned above, together with local variables (fiscal and monetary variables), are incorporated in the economic models. Two types of models are used in this regard:

(i)	Structural projection model.
(ii)	Financial programming model.

The first is a dynamic stochastic general equilibrium model, which is constructed with expectations. The second is built with the main identities of national accounts in accordance with the financial programming methodology designed by the IMF (International Monetary Fund) and the methodologies used by a battery of econometric models.

Through this process, we obtain figures for GDP growth, inflation, exchange rate and other variables for the years 2021, 2022 and 2023. Thus, we estimate the economy to rebound around 13.0 percent in 2021 (real figure of 2020: (11.0) percent). The economy in 2021 has proved a greater than expected resilience amid the recovery of our main trading partners, increase of the terms of trade (its highest level in almost 50 years), combined with expansionary monetary and fiscal policies, as well as withdrawals of Pension Funds and Work Compensation Funds (CTS), allowing real GDP growing about +1.0 percent compared to 2019 level.

We estimate the economy to rebound 2.5 percent in the year 2022 (2.0 percent in the previous estimation) and 1.7 percent in the year 2023 (same to the previous estimation) given the greater resilience and higher inertia exhibited in 2021:

If the seasonally adjusted level achieved in the third quarter of 2021 is held constant throughout 2022, real GDP would grow by around 1.0 percent in the year 2022. On the other hand, if the seasonally adjusted level reached in the second quarter of 2021 is kept constant throughout 2022, GDP would grow around 0.0 percent in the year 2022. In other words, the growth inertia already observed between in the third quarter of 2021 respect the second quarter of the same year would contribute 1.0 percentage points to 2022 real GDP growth, largely explaining our upward revision.

We believe that private investment will fall by around (2.5) percent in the year 2022, but less than our former (7.0) percent forecast from a few months ago. Even if private investment were to remain flat or stagnant throughout 2022 at the seasonally adjusted level reached in the third quarter of 2021, this variable would grow by about 1.5 percent; but given local factors we believe that private investment will fall slightly in the year 2022.

The start-up of new copper mining projects such as Quellaveco, Mina Justa and the Toromocho expansion, will contribute to the growth of GDP during the second half of 2022. Compared to three months ago, the global context for the year 2022 looks more challenging, not only because of the new COVID-19 variants, but also because of the expectation of a Fed policy rate hike starting in the middle of next year, rather than 2023 as foreseen by futures a few months ago. Even so, Perú will continue to benefit from a favorable expected average copper price.

At a domestic level, political uncertainty is expected to remain high in the year 2022, with lower risks of total changes in the economic regime or the Constituent Assembly. We also expect a gradual withdrawal (although more accelerated than expected three months ago) of the BCRP broadly expansionary monetary policy. Also, a cumulative inflation of almost 10.0 percent between 2021 and 2022 will affect consumers (private consumption would grow around 3.0 percent, a similar rate than 2019).

Regarding the probabilities of each scenario, probabilities of 60.0 percent, 30.0 percent and 10.0 percent were considered for the base, optimistic and pessimistic scenarios, respectively, as of December 31, 2021 (80.0 percent, 15.0 percent, and 5.0 percent, respectively, as of December 31, 2020). The expected value of the three GDP projections gives us a rebound of around 13.0 percent in 2021. The probabilities assigned to each scenario and projection year are validated through a fan chart analysis, which uses a probability function to identify and analyze:

i)	The central tendency of the projections.
ii)	The dispersion that is expected around this value.
iii)	The values that are higher or lower than the central value that are more or less probable.

The following table provides a comparison between the carrying amount of allowance for loan losses for direct loans, indirect loans and due from customers on banker’s acceptances, and its estimation under three scenarios: base, optimistic and pessimistic.

	2021	2020
	S/(000)	S/(000)

Carrying amount	9,071,011	10,435,623

Scenarios:
Optimistic	9,014,409	10,100,156
Base Case	9,078,873	10,460,012
Pessimistic	9,173,730	11,018,666

d)	Credit risk management on reverse repurchase agreements and securities borrowing -

Most of these operations are performed by Credicorp Capital. The Group has implemented credit limits for each counterparty and most of transactions are collateralized with investment grade financial instruments and financial instruments issued by Governments.

e)	Credit risk management on investments -

The Group evaluates the credit risk identified of each of the investments, disclosing the risk rating granted to them by a risk rating agency. For investments traded in Perú, risk ratings used are those provided by the three most prestigious Peruvian rating agencies (authorized by Peruvian regulator) and for investments traded abroad, the risk-ratings used are those provided by the three most prestigious international rating agencies.

In the event that any subsidiary uses a risk-rating prepared by any other risk rating agency, said risk-ratings are standardized with those provided by the above mentioned institutions.

The following table shows the analysis of the risk-rating of the investments at fair value through profit or loss, at fair value through other comprehensive income and amortized cost provided by the institutions referred to above:

	2021		2020
	S/(000)%		S/(000)%
Instruments rated in Perú:
AAA	303,831	0.6	–	–
AA- a AA+	62,287	0.1	–	–
A- to A+	5,182	–	1,369,969	2.5
BBB- to BBB+	21,050,591	43.1	21,395,476	38.8
BB- to BB+	694,398	1.4	901,934	1.6
Lower and equal to +B	82,395	0.2	5,590	–
Unrated:
BCRP certificates of deposit (i)	9,448,574	19.3	17,237,158	31.3
Listed and unlisted securities	384,243	0.8	514,297	0.9
Restricted mutual funds	365,954	0.7	436,881	0.8
Investment funds	295,480	0.6	212,951	0.4
Mutual funds	20,672	–	302,212	0.5
Hedge funds	24,275	–	4,505	–
Other instruments	39,035	0.1	78,159	0.1
Subtotal	32,776,917	66.9	42,459,132	76.9

	2021		2020
	S/(000)%		S/(000)%
Instruments rated abroad:
AAA	1,723,289	3.5	700,312	1.3
AA- a AA+	1,508,978	3.1	1,043,409	1.9
A- to A+	2,172,071	4.4	2,395,327	4.4
BBB- to BBB+	4,642,916	9.5	4,594,711	8.4
BB- to BB+	3,357,991	6.9	1,733,080	3.1
Lower and equal to +B	119,379	0.2	129,094	0.2
Unrated:
Listed and unlisted securities	84,428	0.2	267,943	0.5
Mutual funds	1,553,561	3.2	677,084	1.2
Participations of RAL funds	323,139	0.7	278,819	0.5
Investment funds	236,367	0.5	155,183	0.3
Hedge funds	152,541	0.3	122,433	0.2
Other instruments	300,922	0.6	617,215	1.1
Subtotal	16,175,582	33.1	12,714,610	23.1
Total	48,952,499	100.0	55,173,742	100.0

(i)	The decrease in the balance is mainly due to the maturity of these instruments, see Notes 6(a)(iii) and 6(b)(iii).

It is worth mentioning that the change in the risk-rating of the investments has had an impact on the measurement of the expected loss.

f)	Concentration of financial instruments exposed to credit risk -

As of December 31, 2021 and 2020, financial instruments with exposure to credit risk were distributed considering the following economic sectors:

	2021					2020
	At fair value through profit for loss					At fair value through profit for loss
	Held for trading, hedging and others (*)	Designated at inception	Financial assets at amortized cost	At fair value through other comprehensive income investments (**)	Total	Held for trading, hedging and others (*)	Designated at inception	Financial assets at amortized cost	At fair value through other comprehensive income investments (**)	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Central Reserve Bank of Perú (***)	1,243,890	–	25,687,934	8,337,432	35,269,256	1,872,875	–	27,108,101	15,364,282	44,345,258
Financial services	3,722,627	271,701	18,714,111	5,560,441	28,268,880	2,902,651	168,452	15,841,601	5,941,069	24,853,773
Commerce	51,436	4,610	26,716,462	1,480,290	28,252,798	18,817	–	24,029,835	490,612	24,539,264
Manufacturing	180,666	193,091	22,713,289	2,235,747	25,322,793	409,490	91,110	19,155,347	2,694,326	22,350,273
Government and public administration	1,605,754	9,516	8,142,978	10,613,437	20,371,685	1,888,710	–	5,374,603	12,831,954	20,095,267
Mortgage loans	-	–	21,128,330	–	21,128,330	–	–	19,738,710	–	19,738,710
Consumer loans	-	–	14,717,230	–	14,717,230	–	–	13,144,271	–	13,144,271
Real estate and leasing	81,019	–	11,362,371	64,193	11,507,583	93,422	3,073	11,798,614	179,368	12,074,477
Communications, storage and transportation	93,649	401,789	7,282,709	1,159,161	8,937,308	76,711	367,908	7,416,065	924,885	8,785,569
Electricity, gas and water	299,189	11,947	4,472,766	3,789,250	8,573,152	194,542	116,209	3,533,722	2,893,815	6,738,288
Community services	-	–	7,584,239	–	7,584,239	37	–	7,382,713	–	7,382,750
Construction	23,109	850	3,882,922	494,236	4,401,117	35,557	–	3,807,260	331,946	4,174,763
Mining	108,609	846	4,535,519	188,797	4,833,771	76,012	8,083	3,470,665	241,063	3,795,823
Agriculture	6,113	–	4,613,294	31,633	4,651,040	10,815	–	4,044,735	15,473	4,071,023
Hotels and restaurants	-	–	2,805,317	–	2,805,317	–	–	2,762,674	–	2,762,674
Education, health and others	102,655	75,774	1,778,522	542,754	2,499,705	20,285	68,435	1,712,817	1,680,135	3,481,672
Insurance	14,057	–	2,185,490	832	2,200,379	10,080	–	1,898,194	919	1,909,193
Fishing	1,532	–	611,616	–	613,148	923	–	639,227	9,169	649,319
Others	55,820	4,540	3,987,272	260,240	4,307,872	71,041	–	3,147,190	144,873	3,363,104
Total	7,590,125	974,664	192,922,371	34,758,443	236,245,603	7,681,968	823,270	176,006,344	43,743,889	228,255,471

(*)	It includes non-trading investments that did not pass SPPI test.
(**)	OCI: Other comprehensive income.
(***)
The decrease in the balance corresponds mainly to (i) the purchase of certificates of deposit from the BCRP and (ii) the increase in deposits in the Banco Central de Reserva del Perú; see further details in notes 6(a), 6(b), 5(a) and note 4(a), respectively.

As of December 31, 2021 and 2020 financial instruments with exposure to credit risk were distributed by the following geographical areas:

	2021					2020
	At fair value through profit for loss					At fair value through profit for loss
	Held for trading, hedging and others (*)	Designated at inception	Financial assets at amortized cost	At fair value through other comprehensive income investments (**)	Total	Held for trading, hedging and others (*)	Designated at inception	Financial assets at amortized cost	At fair value through other comprehensive income investments (**)	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Perú	2,796,583	17,224	166,930,313	22,822,157	192,566,277	3,511,686	67,821	155,598,019	34,208,824	193,386,350
United States of America	812,625	398,914	6,353,068	7,169,005	14,733,612	444,924	459,266	3,288,720	4,922,144	9,115,054
Bolivia	676,534	–	11,752,887	751,752	13,181,173	584,879	–	10,718,164	708,784	12,011,827
Colombia	1,191,151	–	2,535,639	752,919	4,479,709	1,387,406	4,788	2,264,768	1,147,770	4,804,732
Chile	416,637	13,638	2,270,868	783,983	3,485,126	420,527	5,315	1,446,246	618,572	2,490,660
Brazil	19,723	4,512	928,768	171,501	1,124,504	104,774	–	752,257	86,673	943,704
Mexico	14,680	94,884	133,350	477,342	720,256	113,988	42,336	1,942	408,567	566,833
Panama	–	–	597,310	156,752	754,062	25,624	–	405,941	131,722	563,287
Europe:
Luxembourg	1,121,779	–	7,020	2,236	1,131,035	297,652	–	306	7,963	305,921
France	256,661	189,157	16,430	237,597	699,845	423,711	1,890	32,864	253,152	711,617
United Kingdom	72,606	14,631	127,018	158,359	372,614	27,869	18,870	369,455	140,302	556,496
Others in Europe	92,442	20,529	270,678	187,004	570,653	95,156	42,991	85,235	129,506	352,888
Spain	4,110	–	42,574	41,884	88,568	26,152	–	42,157	76,770	145,079
Switzerland	956	372	18,936	110,284	130,548	494	799	74,246	60,378	135,917
Netherlands	907	1,036	27,095	63,135	92,173	952	1,526	122,696	50,676	175,850
Multilateral Organizations (***)	–	–	–	81,435	81,435	–	–	–	150,656	150,656
Canada	46,833	321	69,789	131,050	247,993	26,894	373	70,562	119,897	217,726
Others	65,898	219,446	840,628	660,048	1,786,020	189,280	177,295	732,766	521,533	1,620,874
Total	7,590,125	974,664	192,922,371	34,758,443	236,245,603	7,681,968	823,270	176,006,344	43,743,889	228,255,471

(*)	It includes non-trading investments that did not pass SPPI test.
(**)	OCI: Other comprehensive income.
(***)	Correspond to instruments issued by the Development Bank of Latin America (formerly CAF) and by the Inter-American Development Bank (IDB).

g)	Offsetting financial assets and liabilities -

The disclosures set out in the tables below include financial assets and liabilities that:

-	Are offset in the Group’s consolidated statement of financial position; or

-
Are subject to an enforceable master netting arrangement or similar agreement that covers similar financial instruments, irrespective of whether they are offset in the consolidated statement of financial position.

Similar agreements include derivative clearing agreements, master repurchase agreements, and master securities lending agreements. Similar financial instruments include derivatives, accounts receivable from reverse repurchase agreements and securities borrowing, payables from repurchase agreements and securities lending and other financial assets and liabilities. Financial instruments such as loans and deposits are not disclosed in the tables below because they are not offset in the statement of financial position.

The offsetting framework contract issued by the International Swaps and Derivatives Association Inc. (“ISDA”) and similar master offsetting arrangements do not meet the criteria for offsetting in the statement of financial position, because said agreements were created in order for both parties to have an enforceable offsetting right in cases of default, insolvency or bankruptcy of the Group or the counterparties or following other predetermined events. In addition, the Group and its counterparties do not intend to settle said instruments on a net basis or to realize the assets and settle the liabilities simultaneously.

The Group receives and gives collateral in the form of cash and trading securities in respect of the following transactions:

-	Derivatives;
-	Accounts receivable from reverse repurchase agreements and securities borrowing;
-	Payables from repurchase agreements and securities lending; and
-	Other financial assets and liabilities

Such collateral adheres to standard industry terms including, when appropriate, an ISDA Credit Support Annex. This means that securities received/given as collateral can be pledged or sold during the term of the transaction but have to be returned on maturity of the transaction. The terms also give each party the right to terminate the related transactions upon the counterparty’s failure to return the respective collateral.

Financial assets subject to offsetting, enforceable master offsetting agreements and similar agreements:

	2021
		Net of financial assets presented in the consolidated statements of financial position	Related amounts not offset in the consolidated statement of financial position
Details	Gross amounts recognized financial assets		Financial instruments	Cash collateral received	Net amount
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Receivables from derivatives	1,661,628	1,661,628	(237,575)	(70,621)	1,353,432
Cash collateral, reverse repurchase agreements and securities borrowing	1,766,948	1,766,948	–	(344,461)	1,422,487
Investments at fair value through other comprehensive income and amortized cost pledged as collateral	3,853,967	3,853,967	(1,883,323)	–	1,970,644
Total	7,282,543	7,282,543	(2,120,898)	(415,082)	4,746,563

	2020
		Net of financial assets presented in the consolidated statements of financial position	Related amounts not offset in the consolidated statement of financial position
Details	Gross amounts recognized financial assets		Financial instruments	Cash collateral received	Net amount
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Receivables from derivatives	1,214,497	1,214,497	(85,156)	(33,784)	1,095,557
Cash collateral, reverse repurchase agreements and securities borrowing	2,394,302	2,394,302	–	(1,340,272)	1,054,030
Available-for-sale and held-to-maturity investments pledged as collateral	2,766,162	2,766,162	(1,128,875)	–	1,637,287
Total	6,374,961	6,374,961	(1,214,031)	(1,374,056)	3,786,874

Financial liabilities subject to offsetting, enforceable offsetting master agreements and similar agreements:

	2021
		Net amounts of financial liabilities presented in the consolidated statement of financial position	Related amounts not offset in the consolidated statement of financial position
Details	Gross amounts of recognized financial liabilities		Financial instruments	Cash collateral pledged	Net amount
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Payables on derivatives	1,524,761	1,524,761	(237,575)	(428,672)	858,514
Payables on repurchase agreements and securites lending	22,013,866	22,013,866	(17,698,069)	(1,080,616)	3,235,181
Total	23,538,627	23,538,627	(17,953,644)	(1,509,288)	4,093,695

	2020
		Net amounts of financial liabilities presented in the consolidated statement of financial position	Related amounts not offset in the consolidated statement of financial position
Details	Gross amounts of recognized financial liabilities		Financial instruments	Cash collateral pledged	Net amount
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Payables on derivatives	1,205,213	1,205,213	(85,156)	(269,024)	851,033
Payables on repurchase agreements and securites lending	27,923,617	27,923,617	(22,637,034)	(1,601,200)	3,685,383
Total	29,128,830	29,128,830	(22,772,190)	(1,870,224)	4,536,416

The gross amounts of financial assets and liabilities disclosed in the above tables have been measured in the statement of financial position on the following basis:

-	Derivative assets and liabilities are measured at fair value.

-	Receivables from reverse repurchase agreements and securities lending are measured at amortized cost.

-	Financial liabilities are measured at fair value.

The difference between the carrying amount in the consolidated statement of financial position and the amounts presented in the tables above for derivatives (presented in other assets Note 13(c)), receivables from reverse repurchase agreement and securities borrowing and payables from repurchase agreements and securities lending and financial liabilities measured at fair value through profit or loss are financial instruments outside of the scope of offsetting disclosure.

34.2	Market risk -

The Group has exposure to market risk, which is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risks arise from open positions in interest rates, currency, commodities and equity products; all of which are exposed to general and specific market movements and changes in the level of volatility of prices such as interest rates, credit spreads, foreign exchange rates and equity prices. Due to the order of the Group’s current activities, commodity price risk has not been approved, so this type of instrument is not agreed.

The Group separates exposures to market risk in two groups: (i) those that arise from value fluctuation of trading portfolios recognized at fair value through profit or loss due to movements of market rates or prices (Trading Book) and (ii) those that arise from changes in the structural positions of non-trading portfolios due to movements of the interest rates, prices and foreign exchange ratios (Banking Book) and that are recorded at amortized cost and at fair value with changes in other comprehensive income, this is due to movements in interest rates, prices and currency exchange rates.

The risks that trading portfolios face are managed through Value at Risk (VaR) historical simulation techniques; while non-trading portfolios (Banking Book) are monitored using rate sensitivity metrics, which are a part of Asset and Liability Management (ALM).

a)	Trading Book -

The trading book is characterized for having liquid positions in stocks, bonds, foreign currencies and derivatives, arising from market-making transactions where the Group acts as principal with the customers or with the market. This portfolio includes investments and derivatives classified by Management as held for trading.

(i)	Value at Risk (VaR) -

The Group applies the VaR approach to its trading portfolio to estimate the market risk of the main positions held and the maximum losses that are expected, based upon a number of assumptions for various changes in market conditions and considering the risk appetite of the subsidiary.

Daily calculation of VaR is a statistically-based estimate of the maximum potential loss on the current portfolio from adverse market movements.

VaR expresses the “maximum” amount the Group might lose, but only to a certain level of confidence (99 percent). There is therefore a specified statistical probability (1 percent) that actual loss could be greater than the VaR estimate. The VaR model assumes a certain “holding period” until positions can be closed (1 - 10 days).

The time horizon used to calculate VaR is one day; however, the one-day VAR is amplified to a 10-day time frame and calculated by multiplying the one-day VaR by the square root of 10. This adjustment will be accurate only if the changes in the portfolio in the following days have a normal distribution independent and identically distributed; because of that, the result is multiplied by a non-normality adjustment factor. The limits and consumptions of the VaR are established on the basis of the risk appetite and the trading strategies of each subsidiary.

The evaluation of the movements of the trading portfolio has been based on annual historical information and 146 market risk factors, which are detailed below: 35 market curves, 94 stock prices, 13 mutual fund values and 4 series of volatility. The Group directly applies these historical changes in rates to each position in its current portfolio (method known as historical simulation).

The Group Management considers that the market risk factors, incorporated in their VaR model, are adequate to measure the market risk to which its trading portfolio is exposed.

The use of this approach does not prevent losses outside of these limits in the event of more significant market movements. Losses exceeding the VaR figure may occur, on average under normal market conditions, not more than once every hundred days.

VaR limits have been established to control and keep track of all the risks taken. These risks arise from the size of the positions and/or the volatility of the risk factors embedded in each financial instrument. Regular reports are prepared for the Treasury Risk Committee and ALM, the Risk Management Committee and Senior Management.

VaR results are used to generate economic capital estimates by market risk, which are periodically monitored and are part of the overall risk appetite of each subsidiary. Furthermore, at Group level, there is also a limit to the risk appetite of the trading portfolio, which is monitored and informed to the Treasury Risks and ALM Credicorp Committee.

In VaR calculation, the effects of the exchange rate are not included because said effects are measured in the net monetary position, see note 34.2 (b)(ii).

The Group’s VaR showed a decrease as of December 31, 2021, mainly explained by lower rate risk due to lower volatility in interest rates compared to 2020 due to the COVID-19 pandemic. Likewise, there was a drop in the exposure to rate risk in the market of Peru and Colombia. The VaR remained contained within the risk appetite limits established by the Risk Management of each Subsidiary.

As of December 31, 2021 and 2020, the Group’s VaR by risk type is as follows:

	2021	2020
	S/(000)	S/(000)

Interest rate risk	35,721	163,981
Price risk	4,637	6,529
Volatility risk	2,662	708
Diversification effect	(4,916)	(857)
Consolidated VaR by type of risk	38,104	170,361

On the other hand, the instruments recorded as fair values through profit or loss are not part of the selling business model and are considered as part of the sensitivity analysis of rates in the next section. See the chart of sensitivity of earnings at risk, net economic value and price sensitivity.

b)	Banking Book -

Non-trading portfolios which comprise the Banking Book are exposed to different risks, given that they are sensitive to market rate movements, which could bring about a deterioration in the value of assets compared to liabilities and hence to a reduction of their net worth.

(ii)	Interest rate risk -

The Banking Book-related interest rate risk arises from eventual changes in interest rates that may adversely affect the expected gains (risk gains) or market value of financial assets and liabilities reported on the balance sheet (net economic value). The Group assumes the exposure to the interest rate risk that may affect their fair value as well as the cash flow risk of future assets and liabilities.

The Risk Committee sets the guidelines regarding the level of unmatched repricing of interest rates that can be tolerated, which is periodically monitored through ALCO.

Corporate policies include guidelines for the management of the Group’s exposure to the interest rate risk. These guidelines are implemented considering the features of each segment of business in which the Group entities operate.

In this regard, Group companies that are exposed to the interest rate risk are those that have yields based on interest, such as credits, investments and technical reserves. Interest rate risk management in BCP Perú, BCP Bolivia, MiBanco, Mibanco Colombia, Atlantic Security Bank and Pacífico Grupo Asegurador is carried out by performing a repricing gap analysis, sensitivity analysis of the financial margin (GER) and sensitivity analysis of the net economic value (VEN). These calculations consider different rate shocks in stress scenarios.

Analysis of repricing gap -

The repricing gap analysis is intended to measure the risk exposure of interest rate for repricing periods, in which both balance and out of balance assets and liabilities are grouped. This allows identifying those sections in which the rate variations would have a potential impact.

The table below summarizes the Group’s exposure to interest rate risks. It includes the Group’s financial instruments at carrying amounts, categorized by the earlier of contractual re-pricing or maturity dates, what occurs first:

	2021
	Up to 1 month	1 to 3 months	3 to 12 months	1 to 5 years	More than 5 years	Non- interest bearing	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Assets
Cash and cash collateral, reverse repurchase agreements and securities borrowing	21,200,113	835,072	2,164,640	8,430,195	180,678	8,276,990	41,087,688
Investments	7,712,405	1,134,280	3,825,114	11,313,394	18,660,101	378,708	43,024,002
Loans, net	16,062,211	18,690,355	38,761,519	48,659,533	17,619,885	(673,399)	139,120,104
Financial assets designated at fair value
through profit or loss	–	–	–	–	–	974,664	974,664
Premiums and other policies receivable	882,182	24,565	9,162	5,194	–	–	921,103
Accounts receivable from reinsurers and coinsurers	1,138	315,184	876,680	3,985	1,392	–	1,198,379
Other assets (*)	299,648	49,697	171,495	–	62,519	1,832,448	2,415,807
Total assets	46,157,697	21,049,153	45,808,610	68,412,301	36,524,575	10,789,411	228,741,747

Liabilities
Deposits and obligations	38,932,350	13,763,617	21,336,061	65,231,646	8,349,313	2,727,875	150,340,862
Payables from repurchase agreements and securities lending	2,414,504	2,423,081	9,915,571	11,713,052	2,724,155	36,449	29,226,812
Accounts payable to reinsurers and coinsurers	98,755	286,473	55,296	23,301	–	–	463,825
Technical reserves for claims and insurance premiums	312,617	873,375	1,468,165	3,387,967	6,151,093	341,294	12,534,511
Financial liabilities at fair value through profit or loss	–	–	–	–	–	325,571	325,571
Bonds and Notes issued	70	122,746	553,109	15,935,158	399,728	68,018	17,078,829
Other liabilities (*)	135,776	23,896	2,735	57,390	–	4,163,736	4,383,533
Equity	–	–	–	–	–	27,037,439	27,037,439
Total liabilities and equity	41,894,072	17,493,188	33,330,937	96,348,514	17,624,289	34,700,382	241,391,382

Off-balance-sheet accounts
Derivative financial assets	221,370	700,009	167,250	486,430	–	–	1,575,059
Derivative financial liabilities	43,164	222,228	223,146	1,001,554	–	–	1,490,092
	178,206	477,781	(55,896)	(515,124)	–	–	84,967
Marginal gap	4,441,831	4,033,746	12,421,777	(28,451,337)	18,900,286	(23,910,971)	(12,564,668)
Accumulated gap	4,441,831	8,475,577	20,897,354	(7,553,983)	11,346,303	(12,564,668)	–

(*) Other assets and other liabilities only include financial accounts.

Investments for trading purposes are not considered (investments at fair value through profit or loss and trading derivatives), because these instruments are part of the trading book and the Value at Risk methodology is used to measure market risks.

	2020
	Up to 1 month	1 to 3 months	3 to 12 months	1 to 5 years	More than 5 years	Non-interest bearing	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Assets
Cash and cash collateral, reverse repurchase agreements and securities borrowing	20,110,489	1,607,867	2,052,436	7,682,481	149,669	7,544,354	39,147,296
Investment	4,639,795	11,068,740	2,777,817	8,783,106	20,934,358	502,455	48,706,271
Loans, net	12,721,639	15,427,902	31,709,621	54,248,434	16,352,436	(2,698,907)	127,761,125
Financial assets designated at fair value
through profit or loss	–	–	–	–	–	823,270	823,270
Premiums and other policies receivable	897,086	25,288	9,472	5,377	–	–	937,223
Accounts receivable from reinsurers and coinsurers	726	164,184	730,963	1,930	675	20,941	919,419
Other assets (*)	83,113	2,961	34,482	9,539	–	2,176,901	2,306,996
Total assets	38,452,848	28,296,942	37,314,791	70,730,867	37,437,138	8,369,014	220,601,600

Liabilities
Deposits and obligations	38,284,217	10,646,664	18,968,119	62,281,065	9,594,605	2,590,832	142,365,502
Payables from repurchase agreements and securities lending	620,946	2,900,084	7,709,973	19,573,712	3,042,388	54,771	33,901,874
Accounts payable to reinsurers and coinsurers	72,060	209,035	40,349	17,002	–	–	338,446
Technical reserves for claims and insurance premiums	296,493	810,514	1,355,486	3,133,235	5,752,899	326,449	11,675,076
Financial liabilities at fair value through profit or loss	–	–	–	–	–	561,602	561,602
Bonds and Notes issued	3	425,231	1,238,141	13,867,807	616,225	172,000	16,319,407
Other liabilities (*)	601,545	49,851	8,185	–	–	3,247,834	3,907,415
Equity	–	–	–	–	–	25,445,647	25,445,647
Total liabilities and equity	39,875,264	15,041,379	29,320,253	98,872,821	19,006,117	32,399,135	234,514,969

Off-balance-sheet accounts
Derivative financial assets	547,271	1,307,322	557,277	341,564	–	–	2,753,434
Derivative financial liabilities	112,357	1,017,607	360,010	1,046,481	238,600	–	2,775,055
	434,914	289,715	197,267	(704,917)	(238,600)	–	(21,621)
Marginal gap	(987,502)	13,545,278	8,191,805	(28,846,871)	18,192,421	(24,030,121)	(13,934,990)
Accumulated gap	(987,502)	12,557,776	20,749,581	(8,097,290)	10,095,131	(13,934,990)	–

(*) Other assets and other liabilities only include financial accounts.

Investments for trading purposes are not considered (investments at fair value through profit or loss and trading derivatives), because these instruments are part of the trading book and the Value at Risk methodology is used to measure market risks.

Sensitivity to changes in interest rates -

The sensitivity analysis of a reasonable possible change in interest rates on the banking book comprises an assessment of the sensitivity of the financial margins that seeks to measure the potential changes in the interest accruals over a period of time and the expected movement of the interest rate curves, as well as the sensibility of the net economic value, which is a long-term metric measured as the difference arising between the Net Economic Value of assets and liabilities before and after a variation in interest rates.

The sensitivity of the financial margin is the effect of the assumed changes in interest rates on the net financial interest income before income tax and non-controlling interest for one year, based on non-trading financial assets and financial liabilities held as of December 31, 2021 and 2020, including the effect of derivative instruments.

The sensitivity of the Net Economic Value is calculated by reassessing the financial assets and liabilities sensitive to rates, except for the trading instruments, including the effect of any associated hedge, and derivative instruments designated as a cash flow hedge. Regarding rate risk management, no distinction is made by accounting category for the investments that are considered in these calculations.

The results of the sensitivity analysis regarding changes in interest rates at December 31, 2021 and 2020 are presented below:

2021
Currency	Changes in basis points		Sensitivity of net profit		Sensitivity of Net Economic Value
			S/(000)		S/(000)
Soles	+/-	50	+/-	45,487	-/+	340,772
Soles	+/-	75	+/-	68,231	-/+	511,158
Soles	+/-	100	+/-	90,975	-/+	681,544
Soles	+/-	150	+/-	136,462	-/+	1,022,316
US dollar	+/-	50	+/-	115,376	+/-	413,488
US dollar	+/-	75	+/-	173,064	+/-	620,232
US dollar	+/-	100	+/-	230,752	+/-	826,976
US dollar	+/-	150	+/-	346,128	+/-	1,240,463

2020
Currency	Changes in basis points		Sensitivity of net profit		Sensitivity of Net Economic Value
			S/(000)		S/(000)
Soles	+/-	50	-/+	66,151	-/+	391,821
Soles	+/-	75	-/+	99,226	-/+	587,731
Soles	+/-	100	-/+	132,302	-/+	783,642
Soles	+/-	150	-/+	198,453	-/+	1,175,462
US dollar	+/-	50	+/-	87,560	+/-	345,185
US dollar	+/-	75	+/-	131,341	+/-	517,777
US dollar	+/-	100	+/-	175,121	+/-	690,369
US dollar	+/-	150	+/-	262,681	+/-	1,035,554

The interest rate sensitivities set out in the table above are only illustrative and are based on simplified scenarios. The figures represent the effect of the pro-forma movements in the net interest income based on the projected yield curve scenarios and the Group’s current interest rate risk profile. This effect, however, does not incorporate actions that would be taken by Management to mitigate the impact of this interest rate risk.

The Group seeks proactively to change the interest rate risk profile to minimize losses and optimize net revenues. The projections above also assume that the interest rate of all maturities moves by the same amount and, therefore, do not reflect the potential impact on net interest income of some rates changing while others remain unchanged.

As of December 31, 2021 and 2020, investments in equity securities and funds that are non-trading, recorded at fair value through other comprehensive income and at fair value through profit or loss, respectively, are not considered as comprising investment securities for interest rate sensitivity calculation purposes; however, a 10, 25 and 30 percent of changes in market prices is conducted to these price-sensitivity securities.

The market price sensitivity tests as of December 31, 2021 and 2020 are presented below:

Equity securities
Measured at fair value through other comprehensive income	Change in market prices	2021	2020
	%	S/(000)	S/(000)

Equity securities	+/-10	37,783	50,255
Equity securities	+/-25	94,457	125,638
Equity securities	+/-30	113,348	150,765

Funds
Measured at fair value through profit or loss	Change in market prices	2021	2020
	%	S/(000)	S/(000)

Participation in mutual funds	+/-10	157,130	96,665
Participation in mutual funds	+/-25	392,825	241,661
Participation in mutual funds	+/-30	471,390	289,994
Restricted mutual funds	+/-10	36,595	43,688
Restricted mutual funds	+/-25	91,489	109,220
Restricted mutual funds	+/-30	109,786	131,064
Participation in RAL funds	+/-10	32,314	27,882
Participation in RAL funds	+/-25	80,785	69,705
Participation in RAL funds	+/-30	96,942	83,646
Investment funds	+/-10	49,837	36,160
Investment funds	+/-25	124,591	90,399
Investment funds	+/-30	149,510	108,479
Hedge funds	+/-10	17,682	12,694
Hedge funds	+/-25	44,204	31,735
Hedge funds	+/-30	53,045	38,081
Exchange Trade Funds	+/-10	10,531	3,209
Exchange Trade Funds	+/-25	26,326	8,021
Exchange Trade Funds	+/-30	31,592	9,626

(ii) Foreign currency exchange risk -

The Group is exposed to fluctuations in foreign currency exchange rates, which impact net open monetary positions and equity positions in a different currency than the group’s functional currency.

The group’s monetary position is made up of the net open position of monetary assets, monetary liabilities and off-balance sheet items expressed in foreign currency for which the entity itself assumes the risk; as well as the equity position generated by the investment in the group’s subsidiaries whose functional currency is different from soles. In the first case, any appreciation/depreciation of the foreign currency would affect the consolidated income statement, on the contrary, in the case of the equity position, any appreciation/depreciation of the foreign currency will be recognized in other comprehensive income.

The Group manages foreign currency exchange risk, which affects the income statement, by monitoring and controlling currency positions exposed to movements in exchange rates. The market risk units of each subsidiary establish limits for said positions, which are approved by their own committees, and monitor and follow up the limits considering their foreign exchange trading positions, their most structural foreign exchange positions, as well as their sensitivities. Additionally, there is a monetary position limit at the Credicorp level, which is monitored and reported to the Group’s Risk Committee.

On the other hand, the Group manages foreign currency exchange risk whose fluctuation is recognized in other comprehensive income, monitoring and controlling equity positions and their sensitivities, which are reported to the Group’s Risk Committee.

Net foreign exchange gains/losses recognized in the consolidated statement of income are disclosed in the following items:

• Net gain on foreign exchange transactions
• Net gain on speculative derivatives• Net gain from exchange difference

Transactions in foreign currency are made at free market exchange rates of the countries where Credicorp’s Subsidiaries are established. As of December 31,2021 and 2020, the net open monetary position with effect on results and the equity position of the group was as follows:

	2021		2020
	US dollar	Other currencies	US dollar	Other currencies
	S/(000)	S/(000)	S/(000)	S/(000)

Total monetary assets	79,005,337	503,809	68,649,158	1,204,923
Total monetary liabilities	(81,716,408)	(415,951)	(70,735,019)	(427,092)
	(2,711,071)	87,858	(2,085,861)	777,831

Currency derivatives	2,142,654	(55,696)	1,746,886	(364,886)

Accounting hedge (investment abroad) (*)	912,337	–	490,385	–
Net monetary position with effect on consolidated statement of income	343,920	32,162	151,410	412,945

Net monetary position with effect on equity	1,021,603	1,864,335	998,175	1,583,837

Net monetary position	1,365,523	1,896,497	1,149,585	1,996,782

The monetary position with effect on equity in other currencies is mainly made up of the equity of subsidiaries in Bolivian pesos for S/928.6 million, in Colombian pesos for S/628.6 million and, in Chilean pesos for S/304.4 million, among other minors.

As of December 31, 2021, the foreign currency in which the group has the greatest exposure is the US dollar. The free market exchange rate for purchase and sale transactions of each US dollar as of December 31, 2021 was S/3.987 (as of December 31, 2020 it was S/3.621).

(*) An accounting hedge of net investment abroad was carried out where part of our liability position in dollars related to the balance of the caption “bonds and notes issued”, see Note 17(iv), was designated as cover our permanent investment in Atlantic Security Holding.

The following tables show the sensitivity analysis of the main currencies to which the Group is exposed and which affect the consolidated income statement and other comprehensive income as of December 31, 2021 and 2020. The analysis determines the effect of a reasonably possible variation of the exchange rate against the sun for each of the currencies independently, considering all other variables constant. A negative amount shows a potential net reduction in the consolidated income statement and other comprehensive income, while a positive amount reflects a potential increase.

The following is a sensitivity analysis of the foreign exchange position with an effect on consolidated results, with the US dollar as the main currency of exposure. This analysis is shown as of December 31, 2021 and 2020:

Currency rate sensibility	Change in currency rates	2021	2020
	%	S/000	S/000
Depreciation -
Soles in relation to US dollar	5	16,377	7,210
Soles in relation to US dollar	10	31,265	13,765

Appreciation -
Soles in relation to US dollar	5	(18,101)	(7,969)
Soles in relation to US dollar	10	(38,213)	(16,823)

The following is the sensitivity analysis of the foreign exchange position with effect in other comprehensive income, being the US dollar, the Bolivian Peso, the Colombian Peso and the Chilean Peso the main currencies of exposure. This analysis is shown as of December 31, 2021 and 2020:

Currency rate sensibility	Change in currency rates	2021	2020
	%	S/000	S/000
Depreciation -
Soles in relation to US dollar	5	48,648	47,532
Soles in relation to US dollar	10	92,873	90,743

Appreciation -
Soles in relation to US dollar	5	(53,769)	(52,536)
Soles in relation to US dollar	10	(113,511)	(110,908)

Currency rate sensibility	Change in currency rates	2021	2020
	%	S/000	S/000
Depreciation -
Soles in relation to Peso Boliviano	5	44,220	36,408
Soles in relation to Peso Boliviano	10	84,421	69,507

Appreciation -
Soles in relation to Peso Boliviano	5	(48,875)	(40,241)
Soles in relation to Peso Boliviano	10	(103,181)	(84,953)

Currency rate sensibility	Change in currency rates	2021	2020
	%	S/000	S/000
Depreciation -
Soles in relation to Peso Colombiano	5	29,933	27,160
Soles in relation to Peso Colombiano	10	57,145	51,851

Appreciation -
Soles in relation to Peso Colombiano	5	(33,084)	(30,019)
Soles in relation to Peso Colombiano	10	(69,844)	(63,373)

Currency rate sensibility	Change in currency rates	2021	2020
	%	S/000	S/000
Depreciation -
Soles in relation to Peso Chileno	5	14,494	11,701
Soles in relation to Peso Chileno	10	27,671	22,338

Appreciation -
Soles in relation to Peso Chileno	5	(16,020)	(12,933)
Soles in relation to Peso Chileno	10	(33,820)	(27,302)

34.3	Liquidity risk

Liquidity risk is the risk that the Group is unable to meet its short-term payment obligations associated with its financial liabilities when they fall due and to replace funds when they are withdrawn. In this sense, the company that is facing a liquidity crisis would be failing to comply with the obligations to pay depositors and with commitments to lend or satisfy other operational cash needs.

The Group is exposed to daily cash requirements, interbank deposits, current accounts, time deposits, use of loans, guarantees and other requirements. The Management of the Group’s subsidiaries establishes limits for the minimum funds amount available to cover such cash withdrawals and on the minimum level of inter-bank and other borrowing facilities that should be in place to cover withdrawals at unexpected levels of demand. Sources of liquidity are regularly reviewed by the corresponding risk teams to maintain a wide diversification by currency, geography, type of funding, provider, producer and term.

The procedure to control the mismatching of the maturities and interest rates of assets and liabilities is fundamental to the management of the Group. It is unusual for banks to be completely matched, as transacted business is often based on uncertain terms and of different types. An unmatched position potentially enhances profitability, but also increases liquidity risk, which generates exposure to potential losses.

Maturities of assets and liabilities and the ability to replace them, at an acceptable cost are important factors in assessing the liquidity of the Group.

A mismatch, in maturity of long-term illiquid assets against short-term liabilities, exposes the consolidated statement of financial position to risks related both to rollover and to interest rates. If liquid assets do not cover maturing debts, a consolidated statement of financial position is vulnerable to a rollover risk. Furthermore, a sharp increase in interest rates can dramatically increase the cost of rolling over short-term liabilities, leading to a rapid increase in debt cost. The contractual-maturity gap report is useful in showing liquidity characteristics.

Corporate policies have been implemented for liquidity risk management by the Group. These policies are consistent with the particular characteristics of each operating segment in which each of the Group companies operate. Risk Management heads set up limits and autonomy models to determine the adequate liquidity indicators to be managed.

Commercial banking and Microfinance:

Liquidity risk exposure in BCP Perú, BCP Bolivia, Mibanco and Mibanco Colombia is based on indicators such as the Internal Liquidity Coverage Ratio (RCLI, the Spanish acronym) which measures the amount of liquid assets available to meet cash outflows needs within a given stress scenario for a period of 30 days and the Internal Ratio of Stable Net Funding (RFNEI, the Spanish acronym), which is intended to guarantee that long-term assets are financed at least with a minimum number of stable liabilities within a prolonged liquidity crisis scenario and works as a minimum compliance mechanism that supplements the RCLI. The core limits of these indicators are 100% and any excess is presented in the Credicorp Treasury Risk Committee, Credicorp Risk Committee and the Assets Liabilities Committee (ALCO) of the respective subsidiary.

Insurances and Pensions:

Insurances: Liquidity risk management in Pacífico Grupo Asegurador follows a particular approach given the nature of the business. For annually renewable businesses, mainly general insurance, the emphasis of liquidity is focused on the quick availability of resources in the event of a systemic event (e.g. earthquake); for this purpose, there are minimum investment indicators in place relating to local cash/time deposits and foreign fixed-income instruments of high quality and liquidity.

For long-term businesses such as Pacífico Seguros, given the nature of the products offered and the contractual relationship with customers (the liquidity risk is not material); the emphasis is on maintaining sufficient flow of assets and matching their maturities with maturities of obligations (mathematical technical reserves); for this purpose there are indicators that measure the asset/liability sufficiency and adequacy as well as calculations or economic capital subject to interest rate risk, this last under the methodology of Credicorp.

Pensions: Liquidity risk management in AFP Prima is carried out in a differentiated manner between the fund administrator and the funds being managed. Liquidity management regarding the fund administrator is focused on hedge meeting periodic operating expense needs, which are supported with the collection of commissions. The fund administering entity does not record unexpected outflows of liquidity.

Investment banking:

Liquidity risk in the Grupo Credicorp Capital principally affects the security brokerage. In managing this risk, limits of use of liquidity have been established as well as mismatching by dealing desk; follow-up on liquidity is performed on a daily basis for a short-term horizon covering the coming settlements. If short-term unmatched maturities are identified, repos are used. On the other hand, structural liquidity risk of Credicorp Capital is not significant given the low levels of debt, which is monitored regularly using financial planning tools.

In the case of Atlantic Security Bank, the risk liquidity management performs through indicators such as Internal Liquidity Coverage Ratio (RCLI, the Spanish acronym) and the Internal Ratio of Stable Net Funding (RFNEI, the Spanish acronym) with the core limits of 100% and any excess is presented in the Credicorp Treasury Risk Committee, Credicorp Risk Committee and the Assets Liabilities Committee (ALCO) of the respective subsidiary.

Companies perform a liquidity risk management using the liquidity Gap or contractual maturity Gap.

The table below presents the cash flows payable by the Group by remaining contractual maturities (including future interest payments) at the date of the consolidated statement of financial position. The amounts disclosed in the table are the contractual undiscounted cash flows:

	2021						2020
	Up to a month	From 1 to 3 months	From 3 to 12 months	From 1 to 5 years	Over 5 Year	Total	Up to a month	From 1 to 3 months	From 3 to 12 months	From 1 to 5 years	Over 5 Year	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Financial assets	53,974,020	29,392,887	57,407,776	87,518,411	52,533,115	280,826,209	47,587,613	33,012,127	47,692,934	89,394,618	47,041,495	264,728,787

Financial liabilities by type -
Deposits and obligations	39,925,283	14,114,645	21,880,217	66,895,318	8,562,256	151,377,719	40,780,477	11,340,863	20,204,905	66,342,002	10,220,206	148,888,453
Payables from reverse purchase agreements and security lendings and due to banks and correspondents	2,905,794	2,425,239	10,284,733	12,265,794	9,383,273	37,264,833	764,998	3,572,866	9,498,586	24,114,558	3,748,182	41,699,190
Accounts payable to reinsurers	98,755	286,473	55,296	23,301	–	463,825	72,060	209,035	40,349	17,002	–	338,446
Financial liabilities designated at fair value through profit or loss	325,571	–	–	–	–	325,571	561,602	–	–	–	–	561,602
Bonds and notes issued	216,167	219,177	1,024,759	17,124,890	424,338	19,009,331	3	432,446	1,259,147	14,103,090	626,680	16,421,366
Lease liabilities	30,048	37,284	106,712	386,878	170,976	731,898	37,557	31,718	109,969	425,566	173,744	778,554
Other liabilities	3,458,357	264,424	206,805	44,905	1,383,704	5,358,195	2,507,012	262,080	198,629	302,056	1,271,750	4,541,527
Total liabilities	46,959,975	17,347,242	33,558,522	96,741,086	19,924,547	214,531,372	44,723,709	15,849,008	31,311,585	105,304,274	16,040,562	213,229,138

Derivative financial liabilities -
Contractual amounts receivable (Inflows)	216,642	400,857	2,633,067	758,817	771,008	4,780,391	345,387	303,604	1,022,750	976,014	1,009,770	3,657,525
Contractual amounts payable (outflows)	209,197	401,809	2,574,730	717,419	646,397	4,549,552	345,360	315,352	1,030,151	985,340	951,855	3,628,058
Total liabilities	7,445	(952)	58,337	41,398	124,611	230,839	27	(11,748)	(7,401)	(9,326)	57,915	29,467

34.4	Operational risk -

Operational risk is the possibility of the occurrence of losses arising from inadequate processes, human error, failure of information technology, relations with third parties or external events. Operational risks can, lead to financial losses and have legal or regulatory compliance consequences, but exclude strategic or reputational risk (with the exception of companies under Colombian regulations, where reputational risk is included in operational risk).

Operational risks are grouped into internal fraud, external fraud, labor relations and job security, relations with customers, business products and practices, damages to material assets, business and systems interruption, and failures in process execution, delivery and management of processes.

One of the Group’s pillars is to develop an efficient risk culture, and to achieve this, it records operational risks and their respective process controls. The risk map permits their monitoring, prioritization and proposed treatment according to established governance. Likewise carries out an active cybersecurity and fraud prevention management, aligned with the best international practices.

The business continuity management system enables the establishing, implementing, operating, monitoring, reviewing, maintaining and improving of business continuity based on best practices and regulatory requirements. The Group implements recovery strategies for the resources that support important products and services of the organization, which will be periodically tested to measure the effectiveness of the strategy.

In the management of operational risk, cybersecurity, fraud prevention and business continuity, corporate guidelines are used, and methodologies and best practices are shared among the Group’s companies.

The management of information security is carried out through a systemic process, documented and known by the entire organization under the best practices and regulatory requirements. The Group designs and develops the guidelines described in the policy and procedures to have strategies for availability, privacy and integrity of the information assets of the organization.

Finally, it is incorporated as a mechanism of recovery in front of the materialization of operational risks, the management of the Transfer of Non-Financial Risks, mainly through Insurance Policies contracted individually or corporately in the local and international market, which cover losses due to fraud, civil and professional liability, cyber risks, damage to physical assets, among others. The insurance design is in accordance with the Group’s main operating risks, the coverage needs of key areas and the organization’s risk appetite, constantly seeking efficiencies in the cost of policies, working together with the insurers that make up the Group and the most important insurance/reinsurance brokers in the international market.

34.5	Cybersecurity -

Credicorp focuses its efforts on the most cost-efficient strategies to reduce exposure to cybersecurity risk; thereby comply the Group’s risk appetite. To achieve it, different levels of controls are applied adapted to the different areas and potentially exposed companies. For this reason, it maintains an important investment program, which allows it to have the technologies and processes necessary to keep the Group’s operations and assets safe.

As part of cybersecurity management, the Group has lines of action that allow mitigating this risk and, at the corporate level, implementation priorities and improvements in accordance with the different realities of the companies were established. These lines of work are:

-	Cybersecurity maturity according to the FFIEC reference framework, allows defining the guide for the implementation of cybersecurity controls adjusted to each of the Group’s companies.

-	The policies and guidelines make it possible to standardize the levels of compliance with cybersecurity controls in each of the Group’s companies.

-	The aim of the awareness programs is to generate a culture of cybersecurity in all the Group’s companies. For this, constant training is carried out.

-	The cybersecurity indicators that indicate the effectiveness of the processes in terms of the periodic evaluations carried out in each of the Group’s companies.

-	The governance of suppliers that ensures the deployment of the Group’s policies to third parties. In other words, when a supplier wishes to interconnect digitally with any of the Group’s companies.

-	The implementation of security technologies, which seeks to cover said risks according to the threat trend and the risk profile of each company in the Group.

-	The “Tabletop” tests help to identify the level of response of the Group’s collaborators, through incident simulation tests.

-	Cybersecurity risk management that allows for a response work plan to address cyber risks through periodic evaluations of each of the applications of each Group company.

Finally, it should be noted that the new normality has required us to re-establish priorities in the controls to be implemented and to deepen the improvements in the processes; for example, we carry out awareness campaigns for collaborators focused on precautions in remote work, identification of phishing, among others.

34.6	Corporate Security and Cybercrime -

The Group, as part of non-financial risk management, implements policies, procedures and actions that safeguard the safety of employees, customers and assets of the organization. In addition, it protects the institution against incidents of fraud, security and reputational risk. Likewise, it fosters a culture of prevention, which allows minimizing the risks of fraud and security. Finally, it has established a solid relationship with stakeholders and Financial Institutions in the region in search of implementing best practices for the benefit of its clients.

Part of fraud and security management is to have an integral security scheme called BSIM (Banking Security Integral Model), which includes the variables of prevention, detection, response and recovery. The BSIM has 6 strategic axes: Training and training for internal/external clients, fraud and security risk assessments (COSO), business support through early alerts, continuous monitoring and reporting, specialized forensic investigation and cyber-intelligence.

Likewise, there is a second line of defense scheme focused on generating an integral vision of fraud and security risks. With a preventive approach, there are last generation technological tools to support this task. Likewise, there are advanced analysis models for risk profiling to the detection of internal fraud and the implementation of tools to detect anomalous behaviors

34.7	Model Risk -

The Group uses models for different purposes such as credit admission, capital calculation, behavior, provisions, market risk, liquidity, among others.

Model risk is defined as the probability of loss resulting from decisions (credit, market, among others) based on the use of poorly designed and/or poorly implemented models. The sources that generate this risk are mainly: deficiencies in data, errors in the model (from design to implementation), use of the model.

The management of model risk is proportional to the importance of each model. In this sense, a concept of “tiering” (measurement system that orders the models depending to the importance according to the impact on the business) is defined as the main attribute to synthesize the level of importance or relevance of a model, from which is determined the intensity of the model risk management processes to be followed.

Model risk management is structured around a set of processes known as the life cycle of the model. The definition of phases of the life cycle of the model in the Group is detailed below: Identification, Planning, Development, Internal Validation, Approval, Implementation and use, and Monitoring and control

34.8	Risk of the insurance activity -

The principal risk the Group faces under insurance contracts is that the actual claims and benefit payments or the timing thereof, differ from expectations. This is influenced by the frequency of claims, severity of claims, actual benefits paid and subsequent development of long-term claims. Therefore, the objective of the Group is to ensure that enough reserves are available to cover these liabilities.

The above risk exposure is mitigated by diversification across a large portfolio of insurance contracts and by having different lines of business. The variability of risks is also improved by careful selection and implementation of underwriting strategy guidelines, as well as the use of reinsurance arrangements. The Group’s placement of reinsurance is diversified so that it is neither dependent on a single reinsurer nor are the operations of the Group substantially dependent upon any single reinsurance contract.

Life insurance contracts -

The main risks that the Group is exposed to are mortality, morbidity, longevity, investment yield and flow, losses arising from policies due to the expense incurred being different than expected, and the policyholder decision; all of which, do not vary significantly in relation to the location of the risk insured by the Group, type of risk insured or industry.

The Group’s underwriting strategy is designed to ensure that risks are well diversified in terms of type of risk and level of insured benefits. This is achieved through diversification across insurable risks, the use of medical screening in order to ensure that pricing takes account of current health conditions and family medical history, regular review of actual claims experience and product pricing, as well as detailed claims handling procedures. Underwriting limits are in place to enforce appropriate risk selection criteria. For example, the Group has the right not to renew individual policies, it can impose deductibles and it has the right to reject the payment of fraudulent claims.

For contracts when death or disability is the insured risk, the significant factors that could increase the overall frequency of claims are epidemics, widespread changes in lifestyle and natural disasters, resulting in more claims than expected.

For retirement, survival and disability annuities contracts, the most significant factor is continuing improvement in medical science and social conditions that increase longevity.

Management has performed a sensitivity analysis of the technical reserve estimates, Note 16(c).

Since the start of the Covid-19 pandemic in March 2020, the mortality of the portfolio of life business policyholders has increased significantly. The main businesses affected have been the current Social Security Insurance and Credit Life Insurance, due to the number of policyholders in each business (more than 2.5 million people in each case). The other businesses affected are Individual Life, Group Life and Law Life, but with a reduced impact.

In these businesses, the reserve for pending claims has increased, as well as the reserve for Claims Occurred and Not Reported (IBNR) due to the increase in deaths and the delay experienced in reporting claims. Since March 2020, the month in which the national emergency began, the size of the portfolios, the reported claims and the reserves necessary to cover the expected excess mortality (expected deaths above the average number of premature deaths) have been continuously monitored. pandemic). Likewise, conservative criteria have been applied in estimating loss reserves, considering the uncertainty involved.

On the other hand, in the pension businesses, more deceased annuitants have also been registered since the start of the pandemic, which has led to a greater release of mathematical reserves for this concept compared to previous years.

Non-life insurance contracts (general insurance and healthcare) -

The Group mainly issues the following types of non-life general insurance contracts: automobile, technical branches, business and healthcare insurances. Healthcare contracts provide medical expense cover to policyholders. Risks under non-life insurance policies usually cover 12 months.

For general insurance contracts the most significant risks arise from climate changes, natural disasters and other types of damages. For healthcare contracts the most significant risks arise from lifestyle changes, epidemics and medical science and technology improvements.

Most of these risks do not vary significantly in relation to the location of the risk insured by the Group, type of risk insured or industry.

The above risk exposures are mitigated by diversification across a large portfolio of insurance contracts. The variability of risk is improved by careful selection and implementation of underwriting strategies, which are designed to ensure that risks are diversified in terms of type of risks and level of insured benefits. This is achieved, in various cases, through diversification across industry sectors and geography. Furthermore, strict claim review policies to assess all new and ongoing claims and in process of settlement, regular detailed review of claims handling procedures and frequent investigation of possible fraudulent claims are all policies and procedures put in place to reduce the Group’s risk exposure. Insurance contracts also entitle the Group to pursue third parties for payment of some or all costs. Also, the Group actively manages and promptly pursues claims, in order to reduce its exposure to unpredictable future developments that can negatively impact the Group.

The Group has also limited its exposure by imposing maximum claim amounts on certain contracts as well as the use of reinsurance arrangements in order to limit its exposure to catastrophic events.

In the Medical Assistance branch, the pandemic had two simultaneous effects on the accident rate: an increase in outpatient care and hospitalizations (normal and in the ICU) for COVID-19 cases and a decrease in care and hospitalizations for other ailments. For this business, reserves for claims pending, as well as reserves for claims that have occurred and not reported (IBNR) are being continuously monitored and have been estimated with prudent criteria due to the variability and uncertainty of the frequency and cost of cases and the Greater delay in reporting claims by health centers, whose care during the pandemic is focused on patient care.
34.9	Capital management -

The Group maintains an actively managed capital base to cover risks inherent in its business. The adequacy of the Group’s capital is monitored using, among other measures, the rules and ratios established by the SBS, the supervising authority of its major subsidiaries and for consolidation purposes. Furthermore, capital management responds to market expectations in relation to the solvency of the Group and to support the growth of the businesses considered in the strategic planning. In this way, the capital maintained by the Group enables it to assume unexpected losses in normal conditions and conditions of severe stress.

The Group’s objectives when managing capital are: (i) to comply with the capital requirements set by the regulators of the markets where the entities within the Group operate; (ii) to safeguard the Group’s ability to continue as a going concern so that it can continue to provide returns for shareholders and benefits for other stakeholders; and (iii) to maintain a strong capital base to support the development of its business, in line with the limits and tolerances established in the declaration of Risk Appetite.

As of December 31, 2021 and 2020, the regulatory capital for the subsidiaries engaged in financial and insurance activities amounted to approximately S/29,741.6 million and S/28,969.3 million, respectively. The regulatory capital has been determined in accordance with SBS regulations in force as of said dates. Under the SBS regulations, the Group’s regulatory capital exceeds by approximately S/10,294.3 million the minimum regulatory capital required as of December 31, 2020 (approximately S/7,973.9 million as of December 31, 2020).

34.10	Fair values –

a)	Financial instruments recorded at fair value and fair value hierarchy –

The following table analyses financial instruments measured at fair value at the reporting date, by the level in the fair value hierarchy into which the fair value measurement is categorized. The amounts are based on the values recognized in the consolidated statement of financial position:

		2021				2020
	Note	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
		S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Financial assets
Derivative financial instruments:
Currency swaps		–	860,170	–	860,170	–	323,425	–	323,425
Interest rate swaps		–	367,906	–	367,906	–	600,718	–	600,718
Foreign currency forwards		–	344,780	–	344,780	–	256,891	–	256,891
Cross currency swaps		–	86,268	–	86,268	–	28,096	–	28,096
Foreign exchange options		–	2,485	–	2,485	–	2,673	–	2,673
Futures		–	19	–	19	–	2,694	–	2,694
	13(c)	–	1,661,628	–	1,661,628	–	1,214,497	–	1,214,497

Investments at fair value through profit of loss	6(a)	3,158,478	1,813,915	956,104	5,928,497	3,186,413	2,543,159	737,899	6,467,471
Financial assets at fair value through profit of loss	8	959,505	10,647	4,512	974,664	808,182	15,088	–	823,270

Investments at fair value through other comprehensive income:
Debt Instruments
Corporate bonds		5,765,402	9,134,002	–	14,899,404	5,199,696	8,220,732	–	13,420,428
Government treasury bonds		8,631,470	784,703	–	9,416,173	11,615,890	811,526	–	12,427,416
Certificates of deposit BCRP		–	8,337,432	–	8,337,432	–	15,364,282	–	15,364,282
Negotiable certificates of deposit		–	642,218	–	642,218	–	898,277	–	898,277
Securitization instruments		–	730,115	–	730,115	53	751,383	–	751,436
Subordinated bonds		72,738	148,825	–	221,563	39,047	174,250	–	213,297
Other instruments		–	133,711	–	133,711	–	166,203	–	166,203
Equity instruments		175,676	184,712	17,439	377,827	182,943	304,291	15,316	502,550
	6(b)	14,645,286	20,095,718	17,439	34,758,443	17,037,629	26,690,944	15,316	43,743,889

Total financial assets		18,763,269	23,581,908	978,055	43,323,232	21,032,224	30,463,688	753,215	52,249,127

Financial liabilities
Derivatives financial instruments:
Currency swaps		–	795,845	–	795,845	–	181,454	–	181,454
Foreign currency forwards		–	387,371	–	387,371	–	257,999	–	257,999
Interest rate swaps		–	333,540	–	333,540	–	644,122	–	644,122
Cross currency swaps		–	4,342	–	4,342	–	115,475	–	115,475
Foreign exchange options		–	3,258	–	3,258	–	3,547	–	3,547
Futures		–	405	–	405	–	2,616	–	2,616
	13(c)	–	1,524,761	–	1,524,761	–	1,205,213	–	1,205,213
Financial liabilities at fair value through profit or loss		–	325,571	–	325,571	–	561,602	–	561,602
Total financial liabilities		–	1,850,332	–	1,850,332	–	1,766,815	–	1,766,815

Financial instruments included in the Level 1 category are those that are measured on the basis of quotations obtained in an active market. A financial instrument is regarded as quoted in an active market if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service or regulatory agency and those prices represent actual and regularly occurring market transactions on an arm’s length basis.

Financial instruments included in the Level 2 category are those that are measured on the basis of observable market factors. This category includes instruments valued using: quoted prices for similar instruments, either in active or less active markets and other valuation techniques (models) where all significant inputs are directly or indirectly observable based on market data.

Following is a description of how fair value is determined for the main Group’s financial instruments where valuation techniques were used with inputs based on market data which incorporate Credicorp’s estimates on the assumptions that market participants would use for measuring these financial instruments:

-	Valuation of derivative financial instruments -

Interest rate swaps, currency swaps and forward exchange contracts are measured by using valuation techniques where inputs are based on market data. The most frequently applied valuation techniques include forward pricing and swap models, using present value calculations. The models incorporate various inputs, including the credit quality of counterparties, spot exchange rates, forward rates and interest rate curves. Options are valued using well-known, widely accepted valuation models.

A credit valuation adjustment (CVA) is applied to the “Over-The-Counter” derivative exposures to take into account the counterparty’s risk of default when measuring the fair value of the derivative. CVA is the mark-to market cost of protection required to hedge credit risk from counterparties in this type of derivatives portfolio. CVA is calculated by multiplying the probability of default (PD), the loss given default (LGD) and the expected exposure (EE) at the time of default.

A debit valuation adjustment (DVA) is applied to include the Group’s own credit risk in the fair value of derivatives (that is the risk that the Group might default on its contractual obligations), using the same methodology as for CVA.

As of December 31, 2021, the balance of receivables and payables corresponding to derivatives amounted to S/1,661.6 million and S/1,524.8 million respectively, See Note 13(c), generating DVA and CVA adjustments for approximately S/7.8 million and S/17.3 million respectively. The net impact of both items in the consolidated statement of income amounted to S/0.3 million of loss. As of December 31, 2020, the balance of receivables and payables corresponding to derivatives amounted to S/1,214.5 million and S/1,205.2 million, respectively, See Note 13(c), generating DVA and CVA adjustments for approximately S/8.3 million and S/18.6 million, respectively. Also, the net impact of both items in the consolidated statement of income amounted to S/3.5 million of loss.

-	Valuation of debt securities classified in the category “at fair value through other comprehensive income” and included in level 2 -

Valuation of certificates of deposit BCRP, corporate, leasing, subordinated bonds and Government treasury bonds are measured by calculating their Net Present Values (NPV) through discounted cash flows, using appropriate and relevant zero coupon rate curves to discount cash flows in the respective currency and considering observable current market transactions.

Certificates of deposit BCRP (CD BCRP) are securities issued at a discount in order to regulate the liquidity of the financial system. They are placed mainly through public auction or direct placement, are freely negotiable by their holders in the Peruvian secondary market and may be used as collateral in Repurchase Agreement Transactions of Securities with the BCRP.

Other debt instruments are measured using valuation techniques based on assumptions supported by prices from observable current market transactions, obtained via pricing services. Nevertheless, when prices have not been determined in an active market, fair values are based on broker quotes and assets that are valued using models whereby the majority of assumptions are market observable.

-	Valuation of financial instruments included in level 3 -

These are measured using valuation techniques (internal models), based on assumptions that are not supported by transaction prices observable in the market for the same instrument, nor based on available market data.

In this regard, no significant differences were noted between the estimated fair values and the respective carrying amounts.

As of December 31, 2021 and 2020, the net unrealized loss of Level 3 financial instruments amounted to S/0.7 million and S/7.2 million, respectively. During 2021 and 2020, changes in the carrying amount of Level 3 financial instruments have not been significant since there were no purchases, issuances, settlements or any other significant movements or transfers from level 3 to Level 1 or Level 2 or vice versa.

b)	Financial instruments not measured at fair value -

We present below the disclosure of the comparison between the carrying amounts and fair values of the financial instruments, which are not measured at fair value, presented in the consolidated statement of financial position by level of the fair value hierarchy:

	2021					2020
	Level 1	Level 2	Level 3	Fair value	Book value	Level 1	Level 2	Level 3	Fair value	Book value
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
Assets
Cash and due from banks	–	39,320,740	–	39,320,740	39,320,740	–	36,752,994	–	36,752,994	36,752,994
Cash collateral, reverse repurchase agreements and securities borrowing	–	1,766,948	–	1,766,948	1,766,948	–	2,394,302	–	2,394,302	2,394,302
Investments at amortized cost	7,618,178	321,495	–	7,939,673	8,265,559	5,552,020	113,992	–	5,666,012	4,962,382
Loans, net	–	139,120,104	–	139,120,104	139,120,104	–	127,761,125	–	127,761,125	127,761,125
Premiums and other policies receivable	–	921,103	–	921,103	921,103	–	937,223	–	937,223	937,223
Accounts receivable from reinsurers and coinsurers	–	1,198,379	–	1,198,379	1,198,379	–	919,419	–	919,419	919,419
Due from customers on banker’s acceptances	–	532,404	–	532,404	532,404	–	455,343	–	455,343	455,343
Other assets	–	1,797,134	–	1,797,134	1,797,134	–	1,823,556	–	1,823,556	1,823,556
Total	7,618,178	184,978,307	–	192,596,485	192,922,371	5,552,020	171,157,954	–	176,709,974	176,006,344

Liabilities
Deposits and obligations	–	150,340,862	–	150,340,862	150,340,862	–	142,365,502	–	142,365,502	142,365,502
Payables on repurchase agreements and securities lending	–	22,013,866	–	22,013,866	22,013,866	–	27,923,617	–	27,923,617	27,923,617
Due to Banks and correspondents and other entities	–	8,910,930	–	8,910,930	7,212,946	–	6,327,779	–	6,327,779	5,978,257
Due from customers on banker’s acceptances outstanding	–	532,404	–	532,404	532,404	–	455,343	–	455,343	455,343
Payable to reinsurers and coinsurers	–	463,825	–	463,825	463,825	–	338,446	–	338,446	338,446
Lease liabilities	–	655,294	–	655,294	655,294	–	750,578	–	750,578	750,578
Bond and notes issued	–	17,344,990	–	17,344,990	17,078,829	–	17,264,023	–	17,264,023	16,319,407
Other liabilities	–	3,833,434	–	3,833,434	3,833,434	–	3,273,754	–	3,273,754	3,273,754
Total	–	204,095,605	–	204,095,605	202,131,460	–	198,699,042	–	198,699,042	197,404,904

The methodologies and assumptions used by the Group to determine fair values depend on the terms and risk characteristics of the various financial instruments and include the following:

(i)
Long-term fixed-rate and variable-rate loans are evaluated by the Group based on parameters such as interest rates, specific country risk factors, and individual creditworthiness of the customer and the risk characteristics of the financed project. Based on this evaluation, allowances are taken into account for the incurred losses of these loans. As of December 31, 2021, and 2020, the carrying amounts of loans, net of allowances, were not materially different from their calculated fair values.

(ii)
Assets for which fair values approximate their carrying value - For financial assets and financial liabilities that are liquid or have a short term maturity (less than three months) it is assumed that the carrying amounts approximate to their fair values. This assumption is also applied to demand deposits, savings accounts without a specific maturity and variable rate financial instruments.

(iii)
Fixed rate financial instruments - The fair value of fixed rate financial assets and liabilities carried at amortized cost are estimated by comparing market interest rates when they were first recognized with current market rates offered for similar financial instruments. The estimated fair value of fixed interest bearing deposits is based on discounted cash flows using prevailing market interest rates for financial instruments with similar credit risk and maturity. For quoted debt issued the fair values are calculated based on quoted market prices. When quoted market prices are not available, a discounted cash flow model is used based on a current interest rate yield curve appropriate for the remaining term to maturity.

34.11	Fiduciary activities, management of funds and pension funds -

The Group provides custody, trustee, investment management and advisory services to third parties; therefore, the Group makes allocations and purchase and sale decisions in relation to a wide range of financial instruments. Assets that are held in a fiduciary capacity are not included in these consolidated financial statements. These services give rise to the risk that the Group will be accused of mismanagement or under-performance.

As of December 31, 2021 and 2020, the value of the net assets under administration off the balance sheet (in millions of soles) is as follows:

	2021	2020

Pension funds	40,024	49,582
Investment funds and mutual funds	53,365	52,174
Equity managed	28,768	25,273
Bank trusts	5,395	5,529
Total	127,552	132,558